As filed with the Securities and Exchange Commission on June 27, 2014

Securities Act File No. 333-56881

Investment Company Act File No. 811-8817

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 133	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 140 (Check appropriate box or boxes)	☒

VOYA EQUITY TRUST

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. Voya Investments, LLC 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert, LLP 1900 K Street, N.W. Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☒	on June 30, 2014 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

VOYA EQUITY TRUST (“REGISTRANT”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•    Cover Sheet

•    Contents of Registration Statement

•    Explanatory Note

•    Registrant’s Voya Real Estate Fund’s Class R6 shares’ Prospectus, dated June 30, 2014

•    Registrant’s Voya Real Estate Fund’s Class R6 shares’ Statement of Additional Information, dated June 30, 2014

•    Part C

•    Signature Page

VOYA EQUITY TRUST

EXPLANATORY NOTE

This Post-Effective Amendment No. 133 to the Registration Statement (“Amendment”) on Form N-1A of Voya Equity Trust (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of registering Class R6 shares for Voya Real Estate Fund (“Fund”).  Attached are the Fund’s Class R6 shares’ Prospectus and related Statement of Additional Information, each dated June 30, 2014.

Prospectus
June 30, 2014
Domestic Equity and Income Fund
•	Voya Real Estate Fund
Class/Ticker: R6/VREQX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Real Estate Fund  (formerly, ING Real Estate Fund)
Investment Objective
The Fund seeks total return consisting of long-term capital appreciation and current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.70%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.94%
Total Annual Fund Operating Expenses	1.74%
Waivers and Reimbursements[2]	(0.88)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.86%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to limit expenses to 0.86% through October 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Fund’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$88	462	861	1,979
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the fiscal year ended May 31, 2013, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, managing, and/or selling real estate; or (ii) has at least 50% of its assets invested in real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The Sub-Adviser may invest in companies with any market capitalization. However, the Sub-Adviser will generally not invest in companies with a market capitalization of less than $100 million at the time of purchase. The Fund may also invest in convertible securities, initial public offerings, and Rule 144A securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, management, and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return
Voya Real Estate Fund
1

that is closely tied to the performance of the market for publicly traded real estate companies, including real estate investment trusts, which is a narrow segment of the overall U.S. stock market.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Issuer Non-Diversification    The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors.
2
Voya Real Estate Fund

If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund had not commenced operations as of the calendar year ended December 31, 2013, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R6 shares' performance would be higher than Class A shares' performance because of the higher expenses paid by Class A shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 3rd, 2009, 36.02% and Worst quarter: 4th, 2008, -37.53%
The Fund's Class A shares' year-to-date total return as of March 31, 2014: 9.91%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-4.09	14.84	8.21	N/A	12/20/02
After tax on distributions	%	-4.99	13.76	6.71	N/A
After tax on distributions with sale	%	-2.30	11.45	6.11	N/A
MSCI U.S. REIT® Index[1]	%	1.26	15.24	8.40[2]	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	The index return does not include the deduction of withholding taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
T. Ritson Ferguson Portfolio Manager (since 12/96)	Joseph P. Smith Portfolio Manager (since 09/05)
Voya Real Estate Fund
3

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
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Voya Real Estate Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Fund. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Fund is a series of Voya Equity Trust (formerly, ING Equity Trust) (“Trust”), a Massachusetts business trust.  The Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Fund has adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
The Fund is non-diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective. The Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends May 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.
The discussions below expand on the risks included in the Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Real Estate Industry.    As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. When a fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
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MORE INFORMATION ABOUT THE FUND (continued)

Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs or that IPOs in which the fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a fund's asset base is small, the impact of such investments on the fund's return will be magnified. If a fund's assets grow, it is likely that the effect of the fund's investment in IPOs on the fund's return will decline.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Issuer Non-Diversification.    In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Liquidity.    If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
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MORE INFORMATION ABOUT THE FUND (continued)

Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.
Counterparty.    The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
8

MORE INFORMATION ABOUT THE FUND (continued)

Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.    A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
9

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
10

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.
11

MANAGEMENT OF THE FUND (continued)

Management Fee
The Adviser receives an annual fee for its advisory services to the Fund, payable in monthly installments, based on the Fund's average daily net assets. For the fiscal year ended May 31, 2013, the aggregate management fee was 0.70% of the Fund's average daily net assets.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s November 2012 approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund’s unaudited-semiannual shareholder report dated November 30, 2012. For information regarding the basis for the Board’s January 2013 approval of the investment advisory and investment sub-advisory relationships (if applicable) in connection with IPO, please refer to the Fund’s annual shareholder report dated May 31, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Real Estate Fund
CBRE Clarion Securities LLC
CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional and individual client accounts and is an indirect majority owned subsidiary of CBRE. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2013, CBRE Clarion had approximately $23 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Fund.
T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1991.
Joseph P. Smith, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.
12

MANAGEMENT OF THE FUND (continued)

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
07/01/11	No change	CBRE Clarion Securities LLC*
11/04/02	No change	ING Clarion Securities, LLC**
*	The name of the Sub-Adviser changed.
**	Effective November 4, 2002, ING Investments, LLC began serving as the Fund's Adviser and ING Clarion Securities, LLC, the Fund's former Adviser, began serving as the Fund's Sub-Adviser.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
13

CLASS OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; and (3) the expenses you'll pay for the class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The table below summarizes features of the class of shares available through this Prospectus.
Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size*	$1,000,000/$1,000,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
* The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. Please refer to the section of this Prospectus entitled “How to Buy Shares” for further details.
Please refer to the minimum investments table on page 18 for additional information.
14

HOW SHARES ARE PRICED

The NAV per share of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
15

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class R6 Shares
Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require the Fund or an affiliate of the Fund (including the Fund’s Adviser and any affiliate of the Adviser) to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other Funds in the Voya family of funds; and (4) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and (b) hold interests in the Fund through a single plan level account held directly through the Fund and not traded through an intermediary. Such availability will be subject to management's determination of the appropriateness of investment in Class R6 shares.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.
In addition to the above investors, certain existing Class I shareholders of the Fund may exchange all of its Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated above; and (2) the shareholder does not require the Fund or an affiliate of the Fund to make, and the Fund or affiliate (including
16

HOW TO BUY SHARES (continued)

the Fund's adviser and any affiliate of the adviser) does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
17

HOW TO BUY SHARES (continued)

Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Certain institutional accounts	R6	$1,000,000	No minimum
Certain retirement plans	R6	None	No minimum
Non-qualified deferred compensation plan	R6	None	No minimum
Certain omnibus accounts	N/A	N/A	N/A
Pre-Authorized Investment Plan	N/A	N/A	N/A
The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R6 shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
18

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
19

HOW TO SELL SHARES (continued)

Payments
Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
20

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any Voya mutual fund, except for Voya Corporate Leaders Trust Fund, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange.
In addition, certain existing Class I shareholders of the Fund may exchange their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of this Prospectus entitled “How to Buy Shares”; and (2) the shareholder does not require the Fund or an affiliate (including the Fund’s Adviser and any affiliate of the Adviser) of the Fund to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior notice to shareholders.
21

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund's shares which negatively affects long-term shareholders.
The Fund's Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
22

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.
Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
23

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of the Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.
24

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares and pays dividends consisting of ordinary income, if any, quarterly.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
25

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
Please note that Voya Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is later than when most such forms are sent.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
26

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
27

INDEX DESCRIPTION

The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
28

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information (except for the period ended November 30, 2013) has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated May 31, 2013, are incorporated herein by reference. The information for the period ended November 30, 2013 is derived from the Fund's unaudited financial statements which are included in the Fund's semi-annual shareholder report dated November 30, 2013 and is available upon request.
Because Class R6 shares of the Fund had not commenced operations as of the fiscal year ended May 31, 2013, financial highlights for Class A shares are presented for the Fund. Annual returns would differ only to the extent that Class R6 and Class A shares have different expenses.
29

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Real Estate Fund
Class A
11-30-13	17.23	0.09	(1.02)	(0.93)	0.20	—	—	0.20	—	16.10	(5.43)	1.22	1.22	1.22	1.05	222,625	28
05-31-13	15.45	0.16•	1.95	2.11	0.33	—	—	0.33	—	17.23	13.78	1.22	1.22	1.22	0.99	214,477	40
05-31-12	15.23	0.14	0.39	0.53	0.31	—	—	0.31	—	15.45	3.66	1.20	1.20	1.20	0.88	177,041	36
05-31-11	11.91	0.09•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67	1.21	1.22†	1.22†	0.71†	152,777	43
05-31-10	7.63	0.20	4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1.25†	1.25†	2.03†	114,792	51
05-31-09	14.89	0.26•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1.34†	1.34†	2.65†	57,141	105
See Accompanying Notes to Financial Highlights
30

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
31

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Equity Trust	811-8817
Voya Real Estate Fund

Go Paperless with E-Delivery!
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Just go to www.voyainvestments.com/investor, click on the E-Delivery icon from the home page, follow the directions and complete the quick 4 Steps to Enroll.
You will be notified by e-mail when these communications become available on the Internet. Documents that are not available on the Internet will continue to be sent by mail.
PRO-8817-R6	(0614-063014)

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2014

VOYA EQUITY TRUST

(formerly, ING Equity Trust)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 992-0180

Voya Real Estate Fund

(formerly, ING Real Estate Fund)

Class/Ticker: R6/VREQX

This Statement of Additional Information (“SAI”) relates to the series listed above (the “Fund”) of Voya Equity Trust (“Trust”).  The Prospectuses (each a “Prospectus” and collectively “Prospectuses”) for the Fund, dated June 30, 2014, that provide the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund’s principal underwriter, Voya Investments Distributor, LLC, (formerly, ING Investments Distributor, LLC) (“Distributor”) at the address listed above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated June 30, 2014, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses, and any supplements thereto.  The Fund’s financial statements and the independent registered public accounting firm’s report thereon, included in the Fund’s annual shareholder report dated May 31, 2013 and the unaudited semi-annual shareholder report dated September 30, 2013, are incorporated herein by reference. Copies of the Fund’s Prospectuses and annual and unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined in this SAI.

INTRODUCTION

This SAI is designed to expand upon information contained in the Fund’s Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques. Some of the Fund’s investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust registered as an open-end management investment company.  The Trust was organized in June of 1998 and currently consists of one non-diversified series, Voya Real Estate Fund, and five diversified series.  Only Voya Real Estate Fund is offered through this SAI.

On November 1, 1999, the name of the Trust was changed from “Northstar Equity Trust” to “Pilgrim Equity Trust.” On February 22, 2002, the name of the Trust was changed from “Pilgrim Equity Trust” to “ING Equity Trust” and on May 1, 2014, the name of the Trust was changed from “ING Equity Trust” to “Voya Equity Trust.”

Fund Classes

Voya Real Estate Fund offers Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares.  Only Class R6 shares of the Fund are offered through this SAI.

Fund Organization Dates

Voya Real Estate Fund was organized as a series on July 11, 2002.

Fund Name Changes

Fund	Former Name	Date of Change
Voya Real Estate Fund	ING Real Estate Fund	May 1, 2014
	CRA Realty Shares Portfolio	July 11, 2002

Voya Service Providers

The following table reflects various Voya service providers, their historical names, and the service they provide to the funds in the Voya family of funds:

Current Name	Previous Name(s)	Service
Voya Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
Voya Investment Management Co. LLC	ING Investment Management Co.	Sub-Adviser to certain funds in the Voya family of funds
Voya Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
Voya Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.

Current Name	Previous Name(s)	Service
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

Voya Real Estate Fund is a non-diversified investment company.

Diversified Investment Companies. The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).

Non-Diversified Investment Companies.  A non-diversified investment company under the 1940 Act means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.  When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration

For purposes of the 1940 Act, concentration occurs when at least 25% of a fund’s assets are invested in any one industry. The Fund “concentrates” (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Investments, Investment Strategies, and Risks

The table on the following pages identifies various securities and investment techniques that the adviser or the sub-advisers may use in managing the Fund and provides a more detailed description of those securities and investment techniques along with the risks associated with them.  The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used.  The Fund’s transactions in a particular type of security or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s Prospectuses and/or in this SAI, as well as the federal securities laws.  There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund’s Prospectuses.  Where a particular type of security or investment technique is not discussed in the Fund’s Prospectuses, that security or investment technique is not a principal investment strategy; and the Fund will not invest more than 5% of its assets in such security or investment technique.

Please refer to the fundamental and non-fundamental investment restrictions following the description of securities for more information on any applicable limitations.

Asset Class/Investment Technique(1)	Voya Real Estate Fund
Equity Securities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Mid- and/or Small-Capitalization Companies	X
Other Investment Companies(2)	X
Exchange-Traded Funds	X
Holding Company Depositary Receipts	X
Index-Related Securities	X
Preferred Stocks	X
Private Funds
Real Estate Securities	X
Stock Purchase Rights	X
Unseasoned Companies	X
Fixed-Income Securities
Asset-Backed Securities	X
Corporate Asset-Backed Securities	X
Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments	X
Certificates of Deposit and Bankers’ Acceptances	X
Commercial Paper	X
Corporate Obligations	X
Fixed Time Deposits	X
Corporate Debt Instruments	X
Credit-Linked Notes
Floating or Variable Rate Instruments	X
Government Trust Certificates
Guaranteed Investment Contracts
High-Yield Bonds	X
Loan	X
Hybrid Loans	X
Subordinated and Unsecured Loans	X
Mortgage-Backed Securities	X
Adjustable Rate Mortgage Securities
Agency Mortgage-Backed Securities	X
Collateralized Mortgage Obligations	X
Interest/Principal Only Stripped Mortgage-Backed Securities	X
Privately-Issued Mortgage-Backed Securities	X
Subordinated Mortgage Securities	X

Asset Class/Investment Technique(1)	Voya Real Estate Fund
Municipal Securities
Industrial Development Bonds & Pollution Control Bonds
Moral Obligation Securities
Municipal Lease Obligations and Certificates of Participation
Short-Term Municipal Obligations
Trust Preferred Securities	X
U.S. Government Securities	X
Zero-Coupon Bonds and Pay-In-Kind Bonds	X
Foreign/Emerging Market Equity and Debt Investments
Depositary Receipts	X
Eurodollar and Yankee Dollar Instruments
Eurodollar Convertible Securities
Foreign Bank Obligations
Foreign Currency Transactions Securities
Foreign Mortgage-Backed Securities	X
Sovereign Debt Instruments, Brady Bonds
Supranational Agencies
Derivative Instruments
Forwards, Futures, and Options
Futures and Futures Contracts	X
Options(3)	X
Index- and Commodity-Linked Notes and, Currency-and Equity-Linked Debt Instruments
Straddles	X
Structured Notes
Swap Transaction and Options on Swap Transactions	X
Credit Default Swaps	X
Cross-Currency Swap	X
Interest Rate Swap	X
Securities Swap	X
Swap Options	X
Total Return Swap	X
Synthetic Convertible Securities
Warrants	X
Foreign Currency Warrants	X
Index Warrants	X
Investment Techniques
Borrowing(4)	X
Currency Management	X
Forward Commitment Transaction	X
Portfolio/ Hedging	X

Asset Class/Investment Technique(1)	Voya Real Estate Fund
Repurchase Agreements	X
Restricted Securities, Illiquid Securities and Liquidity Requirements(5)	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending(6)	X
Segregated Accounts	X
Short Sales (7)
Short Sales against the Box
To Be Announced Sale Commitments
When-Issued Securities and Delayed-Delivery Transactions(8)	X

(1)                                 See the Fund’s Fundamental Investment Restrictions for further information.  The investment strategy contained in the Prospectuses may be modified by a Fund’s Fundamental Investment Restrictions.  The Fundamental Investment Restrictions for the Fund follow this “Supplemental Description of Fund Investments and Risks.”

(2)                                 The Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its assets.

(3)                                 The Fund may write covered call options.

(4)                                 The Fund has an operating policy which limits its borrowings as follows: (i) the Fund may not borrow money except from banks for temporary or emergency purposes; (ii) the Fund will not borrow money in excess of 10% of the value of its assets (excluding the amount borrowed), measured at the time of borrowing; or (iii) the Fund may not mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its assets (excluding the amount borrowed) at the time of such borrowing.  The Fund will not borrow for the purpose of leveraging its investment portfolio.  The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

(5)                                 Repurchase agreements maturing in more than seven days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable, are deemed illiquid. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated on the agreement.  It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.

(6)                                 The Fund may lend portfolio securities up to 33 1/3% of its total assets.

(7)                                 The Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8)                                 As an operating policy, the Fund intends to limits its commitments to purchase when-issued and delayed delivery securities to less than 10% of its net assets.

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks owned by a fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.

Common Stocks

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives a fund the right to vote on issues affecting the company’s organization and operations.  Except for a fund that is non-diversified or concentrated, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject, to a greater degree, to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for or otherwise provide similar exposure to, shares of common stock.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock.  Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.  Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its investment value (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its conversion value (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to nonconvertible debt instruments in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks.

The market value of convertible securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase, and will increase as interest rates decline.  Although under normal market conditions longer term debt instruments have greater yields than do shorter term debt instruments of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a fund is called for redemption, the fund must permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.  Rating requirements do not apply to convertible debt instruments purchased by a fund because the fund purchases such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information.  As a result of this or other factors, a fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the fund.  Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a fund’s performance when the fund’s asset base is small.  Consequently, IPOs may constitute a significant portion of a fund’s returns particularly when the fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a fund’s assets as it increases in size and therefore have a more limited effect on the fund’s performance in the future.

There can be no assurance that IPOs will be available for a fund to purchase.  The number or quality of IPOs available for purchase by a fund may vary, decrease, or entirely disappear.  In some cases, a fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a fund to realize a profit.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets, limited product lines, and limited financial resources, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid.  The ability of a fund to dispose of such securities may be limited, and the fund may have to continue to hold such securities during periods when the adviser or sub-adviser would otherwise have sold the security.  It is possible that an adviser or sub-adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a fund which it manages.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

A fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.  A fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the fund’s total assets in the investment company; or (iii) invest more than 10% of the fund’s total assets in all investment company holdings.

For so long as shares of a fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. A fund’s investment in certain private investment vehicles are not subject to this restriction.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees and expenses a fund bears directly in connection with its own operation, the fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses (including management fees, administration fees, and custodian fees).

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company that is traded on exchanges and is traded similarly to a publicly-traded company.  Consequently, the risks and costs are similar to that of a publicly traded company. The goal of certain ETFs is to correspond generally to the price and yield performance, before fees and expenses, of an underlying index. The risk of not correlating to that index is an additional risk to the investors of such ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the price of an ETF may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if a fund elects to redeem its ETF shares rather than selling them on the secondary market, the fund may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a fund invests in an ETF, shareholders of the fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market — Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings — An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks — Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDR”)

HOLDRs are trust-issued receipts that represent a fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index, iShares MSCI Index Shares (“iShares”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of equity securities.

To the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, shareholders of the fund may pay higher operational costs than if they owned the underlying investment companies directly.  Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a fund.

iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s MSCI benchmark country index. The market prices of iShares are expected to fluctuate in accordance with changes in the NAVs of their underlying indices and supply and demand of iShares on the NYSE MKT LLC (“NYSE MKT”). To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE MKT necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the NYSE MKT that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the NYSE MKT. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Preferred Stocks

Preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock may offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be cumulative, requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be participating, meaning that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt instruments.

Real Estate Securities

Real estate securities include investments in real estate operating companies (“REOCs”) and companies engaged in other real estate-related businesses, and real estate investment trusts (“REITs”). A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.  REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or a geographic region, such as the northeastern United States, or both.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”).  The Code permits a qualifying REIT to deduct from taxable income the dividends paid to its shareholders, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs.  Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the fund.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.  REITs generally depend on their ability to generate cash flow to make distributions to shareholders.

To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise.  During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on the securities issued by such mortgage REITs.  Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Mortgage REITs may also be affected by the ability of borrowers to repay the debt extended by the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally.  These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the cleanup of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

To the extent a fund invests in international REITs, such a REIT may be considered a “passive foreign investment company” which may result in an adverse situation for the fund.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution.  The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and they expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

Unseasoned companies are companies with a record of less than three years of continuous operation, including the operations of any predecessors and parents. These companies have only a limited operating history that can be used for evaluating the company’s growth prospects.  As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME SECURITIES

The value of fixed-income securities (also known as debt instruments) may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt instruments with longer maturities (e.g., over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years).  Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income security either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income security. Depending upon, among other things, the adviser’s or sub-adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a fund at any given time upon sale thereof, the fund may determine to hold such securities in its portfolio.

Debt obligations that are deemed investment grade carry a rating of at least Baa3 from Moody’s Investor Services, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another Nationally Recognized Statstical Rating Organization (“NRSRO”) or, if not rated by a NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Management of fiscal and monetary policy by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) in the U.S. and central banks or other authorities in other nations may affect the fixed income markets. Federal Reserve or central bank policies, such as changes in the interest rate, purchases of government securities and other actions could affect interest rates, volatility, and inflation, all of which could affect the value and liquidity of debt securities.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a fund.

Non-mortgage-related asset-backed securities include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a fund will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments

Banking industry and savings industry obligations include, but are not limited to: (i) certificates of deposit; (ii) fixed time deposits; (iii) bankers’ acceptances; and (iv) other short term debt obligations issued by commercial banks.  A fund will not invest in obligations issued by a bank unless: (i) the bank is a U.S. bank and a member of the Federal Deposit Insurance Corporation (“FDIC”); and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, a fund’s investment is limited to the FDIC-insured amount of $250,000. Certificates of deposit and bankers’ acceptances acquired by a fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. government.

Limitations on Investment

Unless otherwise indicated in a fund’s investment policies, the fund may invest in commercial paper and short-term notes: (i) rated, at the date of investment, Prime 1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper and short-term notes in which a fund may invest.  These rating symbols are described in Appendix A.

When a fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans, which may be made, and interest rates, which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit in the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, a fund’s adviser or a sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  A fund’s adviser or sub-adviser will also consider the extent to which the variable rate master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P.  A fund may invest in them only if the adviser or sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the fund may invest.  Master demand notes are considered by the fund to have a maturity of one day unless the adviser or sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.

For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Trust’s Board of Trustees (“Board”) shall not be considered to be restricted.

Corporate Obligations

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, a fund may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated “Aa or higher by Moody’s, “AA” or higher by S&P, or have received a comparable rating by another NRSRO, or if not rated by a NRSRO, are determined by the adviser or sub-adviser to be of comparable quality.

Fixed Time Deposits

Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits.  A fund will not invest in fixed time deposits which: (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, such investment would mean that the fund would exceed its limitation in illiquid securities.

Corporate Debt instruments

Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Debt instruments rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Bonds, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; meaning, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, a fund will not accrue any income on these securities prior to delivery.  A fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s and S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by a fund’s adviser or sub-advisers.

Floating and Variable Rate Instruments

Floating and variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such instruments are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating and variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.).  A fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a fund. These bonds are more defensive than conventional long-term bonds in that they protect to some degree against a rise in interest rates, while providing greater opportunity than comparable intermediate-term bonds since a fund may retain the bond if interest rates decline. By acquiring these types of instruments, a fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a fund may have maturities of more than one year, provided: (i) the fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year.  In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.  A fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligations, a fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the fund.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a fund.  The absence of such an active secondary market could make it difficult for a fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a fund may invest.  Such money market instruments are considered, for the purposes of a fund’s investment, to be floating rate debt.

By acquiring these instruments, a fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer) to purchase the security at an agreed-upon price, which rights is contained in the obligation itself rather than in a separate agreement with the seller or some other person. If an issuer of a variable rate demand note defaulted on its payment obligation, a fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.  A fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk.  The continuing creditworthiness of issuers of variable rate demand notes held by a fund will also be monitored to determine whether such notes should continue to be held.  Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

High-Yield Bonds

High-yield bonds often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stock and mortgage-backed securities, and securities convertible into the foregoing.  Investments in high-yield bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk.

High-yield bonds are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in a fund’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Certain securities held by a fund may permit the issuer at its option to call, or redeem, its securities.  If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the adviser or sub-adviser may refer to ratings issued by established credit rating agencies, it is not a fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the adviser’s or sub-adviser’s own independent and ongoing review of credit quality.  To the extent a fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.

Risks Associated With Investing in High-Yield Bonds

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high-yield bonds issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield bonds, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes - High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield bonds tend not to fall as much as U.S. Treasury or investment grade bonds.  Conversely, when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment grade bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield bonds to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield bonds could also be at greater risk because high-yield bonds are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield bond owned by a fund defaults, the fund may incur additional expenses seeking recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds.  Furthermore, in the case of high-yield bonds structured as zero-coupon or pay-in-kind bonds, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

Payment Expectations - High-yield bonds present risks based on payment expectations.  For example, high-yield bonds may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a fund may have to replace the security with a lower yielding bond, resulting in a decreased return for investors.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield bonds than in the case of investment grade bonds.

Liquidity and Valuation Risks - Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield bonds tend to be institutions, rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield bonds may not be as liquid as U.S. Treasury and investment grade bonds.  The ability of a fund to value or sell high-yield bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds more than other securities, especially in a thinly-traded market.  To the extent a fund owns illiquid or restricted high-yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield bonds because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation - Special tax considerations are associated with investing in high-yield bonds structured as zero-coupon or pay-in-kind securities.  A fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings - The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield bonds.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, the adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  Thus, the achievement of a fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund, which invests in higher quality bonds.  The adviser or sub-adviser continually monitor the investments in a fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield bonds whose credit ratings have changed.  A fund may retain a security whose rating has been changed.

Congressional Proposals — New laws and proposed laws may negatively affect the market for high-yield bonds.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield bonds, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield bonds.  Any such proposals, if enacted, could have a negative effect on a funds’ NAV.

Loans

Investment Quality and Credit Analysis

Variable or floating rate loans or notes (“Senior Loans”) in which a fund may invest generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the adviser or sub-adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The adviser or sub-adviser performs its own independent credit analysis of each borrower. In so doing, the adviser or sub-adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The adviser or sub-adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by a fund.

Senior Loan Characteristics

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. They may also provide guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again.

Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a fund could experience a decrease in the NAV.

A fund typically invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When a fund purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When a fund purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. A fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan.

Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, a fund does not have a direct contractual relationship with the borrower. A fund seeks to minimize such counter party risk by purchasing such investments only from large, well established and highly rated counter parties.

Assignments

When a fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan.

Because a fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

Acquisition Costs

When a fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par, less its portion of the fee paid to all originating lenders. When a fund acquires an interest in a Senior Loan in the secondary market, it may be at par, but typically the fund will do so at premium or discount to par.

Loan Participation and Assignments

A fund’s investment in loan participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower.  A fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling the participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  Because there is no liquid market for such assets, a fund anticipates that such assets could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such assets and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemption of fund shares, to meet the fund’s liquidity needs or, in response to a specific economic event such as deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these assets for purposes of calculating its NAV.

Originating Loans

A fund has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans.  An agent for a loan is required to administer and manage the loan and to service or monitor the collateral.  The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.

Lenders generally rely on the agent to collect their portion of the payments on a loan and to use the appropriate creditor remedies against the borrower.  Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property.  The borrower compensates the agent for these services.  Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis.  The precise duties and rights of an agent are defined in the loan agreement.

When a fund is an agent it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders if any, assumes all risks associated with the loan.  The agent may enforce compliance by the borrower with the terms of the loan agreement.  Agents also have voting and consent rights under the applicable loan agreement.  Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement.  Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.  When a fund participates as an original lender, it typically acquires the loan at par.

Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders.  Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower.  Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct.  In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against a fund for its activities as agent.  Instead, lenders will be required to look to the borrower for recourse.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral.  The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders.  A fund normally looks to the agent to collect and distribute principal of, and interest on, a Senior Loan.  Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency.  At times a fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.  The agent is compensated for these services by the borrower as set forth in the loan agreement.  Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

Additional Information on Loans

The loans in which a fund may invest usually include restrictive covenants which must be maintained by the borrower.  Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt.  A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan.  In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow.  Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest.  The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents.  Under certain interests in loans, a fund may have an obligation to make additional loans upon demand by the borrower.  A fund generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short term liquid investments or borrowing to cover such obligations.

A principal risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan.  Additional credit risk may occur when a fund acquires a participation in a loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.  However, in acquiring loans, the adviser or sub-adviser conducts an analysis and evaluation of the financial condition of each such lender.  In this regard, loans are considered if the lenders have a long-term debt rating, the long-term debt of all such participants is rated BBB- or better by S&P or Baa3 or better by Moody’s, or has received a comparable rating by another NRSRO.  In the absence of rated long-term debt, loans are considered if the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least A-1 by S&P or P-1 by Moody’s.

In the absence of such rated long-term debt or rated commercial paper, a fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the adviser or sub-adviser.

Loans, unlike certain bonds, usually do not have call protection.  This means that investments, while having a stated one to ten year term, may be prepaid, often without penalty.  A fund generally holds loans to maturity unless it becomes necessary to sell them to satisfy any shareholder repurchase offers or to adjust the fund’s portfolio in accordance with the adviser’s or sub-adviser’s view of current or expected economics or specific industry or borrower conditions.

Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance.  Prepayments on loans may also be made by the borrower at its election.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a loan to be shorter than its stated maturity.  Prepayment may be deferred by a fund.  This should; however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees.  In many cases this will result in a new facility fee payable to a fund.

Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by a fund will not have a material adverse impact on the yield of the portfolio.

A fund may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans.  The fee component may include any, or a combination of, the following elements:  arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees.  Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction.  A non-use fee is paid based upon the amount committed but not used under the loan.  Facility fees are on-going annual fees paid in connection with a loan.  Letter of credit fees are paid if a loan involves a letter of credit.  Ticking fees are paid from the initial commitment indication until loan closing if for an extended period.  The amount of fees is negotiated at the time of closing.

Hybrid Loans

The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans, while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, a fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because a fund’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans

The primary risk arising in connection with subordinated loans is that, because the interest is subordinated, there is the potential for loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than secured loans.

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities a fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities (“SMBS”), REMICS, and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.

Mortgage-backed securities issued by commercial banks, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans, as well as the guarantors of the pass-through certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described herein.  As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with a fund’s investment objective, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which a fund may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

An additional class of mortgage-backed securities includes parallel-pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds generally call for payments of a specified amount of principal on each payment date.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities owned by a fund.  Because investments in mortgage-backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest only (“IO”) class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  A fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Agency-Mortgage-Backed Securities

Agency mortgage-backed securities are issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage-backed securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association (“GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority (“FHA”) or Veterans Administration (“VA”)) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers. These instruments might be considered derivatives.  The primary risk associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA Securities:  FNMA (also known as “Fannie Mae”) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC (also known as “Freddie Mac”) currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received.

FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

The average life of a GNMA certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates.  However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA certificates.  First, GNMA certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a fund would be reduced.

Collateralized Mortgage Obligations

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the FHLMC, or FNMA, and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FHLMC or FNMA securities.  The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity.  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.  Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, a fund may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  However, they are not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C and Z. A fund’s A, B, and C Bonds all bear current interest. Interest on the fund’s Z Bond is accrued and added to the principal; a like amount is paid as principal on the fund’s A, B, and C Bonds currently being paid off. When a fund’s A, B, and C Bonds are paid in full, interest and principal on the fund’s Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive the entire principal (the principal-only or PO class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.  The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by a fund’s adviser or a sub-adviser under guidelines and standards established by the fund’s Board.  Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Privately Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC, and FNMA or by pools of conventional mortgages.  A fund will limit its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”), and REMICs.  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  A fund will only invest in REMIC interests known as regular interests.  Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by GNMA, FHLMC or FNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or GNMA, FHLMC, or FNMA guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date. The required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-backed securities generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Privately issued mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency.  In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement.  These credit enhancements fall generally into two categories:  (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral.  Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which a fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate.  The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.

Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder are exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk to a fund of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. A fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  Each sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines.  A fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  The adviser or sub-adviser may seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.

Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties.  The mortgage loans are originated by savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (i) establishes requirements for each service; (ii) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a fund as debt investment.  Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. These dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stocks.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this structure is that the trust preferred securities may be treated by the financial institution as debt instruments for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust-preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, a portfolio manager will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a fund.

U.S. Government Securities

U.S. government securities include instruments issued by the U.S. Treasury and federal agencies.  U.S. Treasury securities include direct obligations of the U.S. Treasury, such as bills, notes, and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in interest rate, the lengths of maturity, and the dates of issuance.  Federal agency securities are securities of certain U.S. government agencies and government-sponsored entities which are also backed by the full faith and credit of the U.S. government.  Such agencies and entities include The Federal Financial Bank (“FFB”), GNMA, FHA, VA, the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship. Some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority, and the Federal Farm Credit Bank System.

While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment.  A fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve Freddie Mac’s and Fannie Mae’s assets and property and to put them in a sound and solvent condition.  The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in Freddie Mac’s and Fannie Mae’s net worth until the end of 2012.

When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for Freddie Mac at $149 billion and support for Fannie Mae at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.

The purpose of these actions is to allow Freddie Mac and Fannie Mae to sustain a positive net worth in order to avoid triggering mandatory receivership.  No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at Freddie Mac and Fannie Mae and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FHLMC and FNMA to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a fund.

Zero-Coupon Bonds and Pay-In-Kind Bonds

Zero-coupon bonds, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security.  PIK bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and PIK bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently and may involve greater credit risk than such bonds.

The discount of zero-coupon bonds and PIK bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, PIK bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  A PIK bond pays interest during the initial few years in additional bonds rather than in cash.  Later the bond may pay cash interest.  PIK bonds are typically callable at about the time they begin paying cash interest.  The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.  While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Under certain circumstances, a fund could also be required to include accrued market discount or capital gain with respect to its PIK securities.

A PIK bond is a debt obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such security in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.

The risks associated with lower rated debt instruments apply to these securities.  Zero-coupon and PIK securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Foreign securities include both U.S. dollar denominated and non-U.S. dollar denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the United States as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the United States and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter (“OTC”) markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts (“ADRs”).  These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a fund will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in a fund having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders.  A fund’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investments in foreign securities offers potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

A fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the a fund’s income distributions to constitute returns of capital for tax purposes or require a fund to make distributions exceeding book income to qualify as a regulated investment company (“RIC”) for federal tax purposes.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund.  For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund that invests in such countries.  For example, a fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased are re-registered in the name of the fund.  Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.  There also may be instances where a fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors.  A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.    Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities.  The 1940 Act restricts a fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  The provisions may restrict the fund’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involve certain risks that are not typically associated with investments in U.S. dollar-denominated securities of domestic issuers.  Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries and regions in which a fund invests.

Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a fund’s investment income may be received or realized in foreign currencies, the fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Investments in foreign securities involve certain inherent risks, including the following:

Costs—The expense ratios of a fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.  In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which a fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or the sub-adviser’s assessment of prevailing market, economic, and other conditions.

Currency Risks— Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the realized appreciation or depreciation of investments so far as U.S. investors are concerned.

Economic Risks—The economies of many of the countries in which a fund may invest are not as developed as the U.S. and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected debt and equity markets around the world.

European Union—European Union (“EU”) member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies.  It is possible that the euro will cease to exist as a single currency in its current form.  The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets.  The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets.  In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Legal and Regulatory Matter— In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange control regulations. If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934 (“1934 Act”), as amended.

Litigation— A fund may encounter substantial difficulties in obtaining and enforcing judgments again individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Market Characteristics— Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Clearing and settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment or securities, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.  Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a fund is not invested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United

States.  The value of a fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Taxes— The interest payable on certain of a fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a fund’s shareholders.

Depositary Receipts

Securities of foreign issuers may take the form of ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities representing interests in securities of foreign issuers (collectively, “Depositary Receipts”).  These securities are typically dollar denominated although their market price is subject to fluctuations of foreign currencies in which the underlying securities are denominated.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Holders of unsponsored ADRs generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  A fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the fund’s custodian in five days.  A fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States.  Typically these securities are traded on the Luxembourg exchange in Europe.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GDRs are similar to EDRs although they may be held through foreign clearing agents such as EuroClear Bank and other foreign depositaries.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities. Non-voting Depositary Receipts evidence nonvoting equity interests in a foreign issuer.

Foreign Mortgage-Backed Securities

Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  The mechanics of these mortgage-backed securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt instruments

A fund may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with a fund’s policies.  These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, PIK securities, and zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, a fund will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in a fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  A fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.  Although a portion of a fund’s investment income may be received or realized in foreign currencies, a fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.  Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the 1934 Act.  The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Restrictions on Foreign Investments - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund that invests in such countries.  For example, a fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.

There also may be instances where a fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. No more than 15% of a fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a fund.  In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a fund’s shares.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets.  These underlying assets may include bonds, commodities, currency, exchange rates, interest rates, stocks, or related indices. Types of derivatives include, but are not limited to options, futures contracts, options on futures, forward currency contracts, swaps, and warrants.  Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker or more specifically focused way for a fund to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or fixed-income securities; and

•                                          entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” meaning that they may be used when the adviser or sub-adviser seek to protect a fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to maintain or increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the adviser’s or sub-adviser’s ability to predict and understand relevant market movements. In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees OTC derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, a fund will consider the creditworthiness of counterparties to OTC derivatives in the same manner as they would review the credit quality of a security to be purchased by a fund.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Risks of Derivatives in General

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can by making investments in specific securities.

The value of some derivative instruments in which a fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a fund, the ability of a fund to successfully utilize these instruments may depend in part upon the ability of the adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or a sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a fund could be exposed to the risk of loss.

The success of transactions in derivative instruments depends on a fund’s adviser’s or sub-adviser’s judgment as to their potential risk and rewards. A fund might not employ any of the strategies described and no assurance can be given that any strategy used will succeed.  Use of these instruments expose a fund to additional investment risks and transactions costs. If a fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a fund, the fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due to the possible inability of a fund to purchase or sell the security at a time that otherwise would be favorable, or the possible need to sell the security at a disadvantageous time because the fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the fund to close out or to liquidate its derivatives positions.  In addition, a fund’s use of such instruments may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.  The loss from investing in derivative instruments is potentially unlimited.

There can be no assurance that the use of derivative instruments will benefit a fund.

Commodity Pool Operator (“CPO”) Exclusion

The Adviser, on behalf of a fund, has claimed an exclusion from the definition of a “CPO” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO with respect to a fund.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that may impact a fund by subjecting a fund’s adviser or sub-adviser to registration with the CFTC as a CPO and commodity trading adviser (“CTA”) of the fund, unless the fund is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives and certain other instruments. If a fund’s adviser or sub-adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the fund would need to comply with applicable CFTC regulations. Compliance with these additional registration and regulatory requirements may increase fund expenses.  In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations.  The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a fund’s adviser.

Forwards, Futures, and Options

A forward contract obligates its purchaser to buy a given amount of a specified asset at some stated time in the future at the forward price.  Similarly, the seller of the contract is obligated to deliver the asset at the forward price.  Forward contracts are not traded on exchanges and are considered OTC contracts.

Futures contracts are created and traded on organized futures exchanges. Futures contracts are highly standardized in terms of the amount and type of the underlying asset involved and the available dates in which it can be delivered.  The exchanges themselves provide assurances that contracts will be honored through clearinghouses.

An option is a derivative security that gives the buyer (holder) the right, but not the obligation, to buy or sell a specified quantity of a specified asset within a specified time period.  An option contract differs from the futures contract in that the option contract gives the buyer the price, but not the obligation, to purchase or sell a security at a later date at the specified price.

Risks Associated with Investing in Forwards, Futures, and Options

Imperfect Correlation of Hedging Instruments — A fund’s abilities to effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the fund’s securities. In the case of futures and options based on an index, a fund will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, a fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a fund purchases a put option on an index and the index decreases less than the value of the hedged securities, a fund would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a fund has a position and the portfolio securities a fund is attempting to hedge, which could result in a loss on both the fund and the hedging instrument.  In addition, a fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, a fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where a fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where a fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and a fund may not be fully covered.  As a result, a fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a fund’s holdings.  When a fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a fund will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, a fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  A fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by a fund may not fully protect it against risk of loss and, in any event, the fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A fund may also enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose a fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

Such transactions, therefore, create an opportunity for increased return by providing a fund with two simultaneous premiums on the same security, but involve additional risk, since a fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Margin—  Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where a fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a fund or decreases in the prices of securities or other assets a fund intends to acquire.  Where a fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose a fund to greater risk.

Options on Futures Contracts— The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.

Potential Lack of a Liquid Secondary Market—  Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While a fund will enter into options or futures positions only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by a fund, and the fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if a fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions could have an adverse impact on a fund’s ability to effectively hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Trading and Position Limits.  The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.

An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The sub-adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of a fund.

Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges.  Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity, and other risks outlined herein.  In addition, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a fund.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a fund makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a fund to respond to such events in a timely manner.

Settlements of exercises of OTC forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.

Unlike many transactions entered into by a fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options).  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over the counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the fund.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.  There also may be no liquid secondary market in the trading of OTC contracts, and a fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity.  This in turn could limit a fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a fund’s ability to enter into desired hedging transactions.  A fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser or a sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts, and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of OTC trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Option Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.

As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts.  A fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in a de minimis amount of transactions in futures and related options transactions for non-bona fide hedging without registering as commodity pool operators.

Forward and Futures Contracts

Forward Foreign Currency Exchange Contracts:

A fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar; Therefore, a fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract.  These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.

These contracts may be used for hedging to attempt to minimize the risk to a fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A fund may enter into a forward foreign currency exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.  Forward foreign currency exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures.  A fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as “cross hedging.”  The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, a fund may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward foreign currency exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward foreign currency exchange contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a forward foreign currency exchange contract requiring a fund to sell a foreign currency exchange currency, the fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward foreign currency exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A fund may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, a fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  A fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Alternatively, when an adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward foreign currency exchange contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a fund’s securities denominated in, or exposed, to such foreign currency.  The precise matching of the forward foreign currency exchange contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward foreign currency exchange contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

A fund will also enter into transactions in forward foreign currency exchange contracts for other than hedging purposes, which present greater profit potential but also involve increased risk.  For example, a fund may purchase a given foreign currency through a forward foreign currency exchange contract if, in the judgment of the sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, a fund may sell the currency through a forward foreign currency exchange contract if the adviser or a sub-adviser believes that its value will decline relative to the dollar.

A fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income.  Where exchange rates do not move in the direction or to the extent anticipated, however, a fund may sustain losses which will reduce its gross income.  Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

A fund will have established procedures consistent with statements by the SEC and its staff regarding the use of forward foreign currency exchange contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts.  In those instances in which a fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward foreign currency exchange contracts.  While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward foreign currency exchange contracts.  In such event a fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

A fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the adviser or a sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  A fund may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Futures Contracts and Options on Futures Contracts:

A fund may enter into futures contracts, including futures contracts related to stock indices and interest rates among others. In addition, a fund may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A futures contract is an agreement between two parties providing for the purchase and sale of a specified type and amount of a financial instruments or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term. Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.

Put and call options on futures contracts may be traded by a fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A fund may use options on futures contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market conditions in which a fund would use put and call options on debt instruments, as described hereafter in “Options.”

(i)                         if a fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the fund; or

(ii)                      to close out stock index futures sales transactions.

Futures options possess many of the same characteristics as options on securities and indices (discussed below).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

Futures contracts and options on futures contracts include such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that a fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.”  The initial margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A fund expects to earn interest income on its initial margin deposits.

Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date.  Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.  Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.  There can be no assurance, however, that a fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If a fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the fund realizes a capital gain, or if it is more, the fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the fund realizes a capital gain, or if it is less, the fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including:  the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; and the Canadian and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

Limitations and Policies on the Use of Futures and Futures Options

In general, a fund intends to enter into positions in futures contracts and related options only for bona fide hedging purposes as such term is defined in applicable regulations, interpretations and practice.  For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund’s securities or the price of the securities, which the fund intends to purchase.  A fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that fund’s exposure to interest rate fluctuations, the fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

A fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board (“initial margin”).  The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Initial margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A fund expects to earn interest income on its initial margin deposits.  A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the fund pays or receives cash called “variation margin” equal to the daily change in value of the futures contract.  This process is known as “marking-to-market.”  Variation margin does not represent a borrowing or loan by a fund but is instead a settlement between the fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily NAV, a fund will mark-to-market its open futures positions.

A fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the fund.

When purchasing a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the fund.

When selling a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract.  Alternatively, a fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with a Trust’s custodian).

When selling a call option on a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, a fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the fund.

When selling a put option on a futures contract, a fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of a fund’s portfolio, and may require liquidation of fund positions when it is not advantageous to do so.  However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a fund’s portfolio securities.  Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolios such that the fund’s duration does not exceed the maximum permitted for the fund in the Prospectuses.

The staff of the SEC has taken the position that OTC options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a fund, cannot exceed 15% of the fund’s assets (the “SEC illiquidity ceiling”). Although the fund’s sub-adviser may disagree with this position, a fund’s sub-adviser intends to limit the fund’s selling of OTC options in accordance with the following procedure. Also, the contracts a fund has in place with such primary dealers provide that the fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. A fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. A fund may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The requirements for qualification as a RIC also may limit the extent to which a fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures Contracts and Options on Futures Contracts

The value of a futures contract may decline. While a fund’s transactions in futures may protect the fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position and the fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established OTC market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association (“NFA”) and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.  A fund could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or a futures option position, and that fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause the fund to incur additional brokerage commissions and may cause an increase in the fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or the sub-adviser to forecast correctly the direction and extent of market movements within a given time frame.  To the extent market prices remain stable during the period a futures contract or option is held by a fund or such prices move in a direction opposite to that anticipated, the fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of a fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a fund will experience a gain or loss that will not be completely offset by movements in the price of the securities.  It is possible that, where a fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the fund’s portfolio may decline. If this occurred, a fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities.  Where futures are purchased to hedge against a possible increase in the prices of securities before a fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements.  In such a case, distortions in the normal relationship between the cash and futures markets could result.  Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a fund because the maximum amount at risk is the premium paid for the options plus transaction costs.  However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Futures Contracts:

An interest rate futures contract obligates the seller of the contract to deliver and the purchaser to take delivery of the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

A fund may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a fund might employ, the fund would purchase an interest rate futures contract when it is not fully invested in long-term debt instruments but wishes to defer its purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a fund to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that the fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a fund or avoided by taking delivery of the debt instruments under the futures contract.

A fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a fund would be substantially offset by the ability of the fund to repurchase at a lower price the interest rate futures contract previously sold.  While a fund could sell the long-term debt security and invest in a short-term security, ordinarily the fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts:

A fund may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (speculation).

A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

Purchases or sales of stock index futures contracts are used to attempt to protect a fund’s current or intended stock investments from broad fluctuations in stock prices.  For example, a fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When a fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

To the extent that changes in the value of a fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)                                     when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)                                 forego possible price appreciation;

(b)                                 create a situation in which the securities would be difficult to repurchase; or

(c)                                  create substantial brokerage commissions.

(ii)                                  when a liquidation of a fund has commenced or is contemplated, but there is, in the adviser’s or a sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)                               to close out stock index futures purchase transactions.

Where a fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the fund is not fully invested.  Stock index futures might also be purchased:

(i)                                     if a fund is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the fund; or

(ii)                                  to close out stock index futures sales transactions.

Options

A fund may purchase and sell put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A fund may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a fund wants to purchase at a later date.  A fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of a sub-adviser.

In the case of a call option on a security, the option is “covered” if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a fund’s adviser or a sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the fund.  For a call option on an index, the option is covered if a fund maintains with its custodian assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if a fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if a fund holds a put on the same security or index as the put written where the exercise price of the put held is:  (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit a fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a fund, provided that another option on such security is not sold.

A fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by a fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by a fund is more than the premium paid for the original purchase.  Conversely, a fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a fund is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

If an option written by a fund expires unexercised, the fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a fund expires unexercised, the fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund desires.

A fund may sell options in connection with buy-and-write transactions; that is, the fund may purchase a security and then sell a call option against that security.  The exercise price of the call a fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the fund’s purchase price of the security and the exercise price, less related transaction costs.

If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a fund may elect to close the position or retain the option until it is exercised, at which time a fund will be required to take delivery of the security at the exercise price; the fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by a fund in the same market environments that call options are used in equivalent buy-and-write transactions.

By selling a call option, a fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, a fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A fund may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A fund may purchase call options to hedge against an increase in the price of securities that a fund anticipates purchasing in the future.  If such increase occurs, the call option will permit a fund to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a fund.

In certain instances, a fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

A fund will not write call options on when-issued securities.  A fund purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a fund would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a fund’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price.  A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date.  This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a fund, the fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to sell the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  However, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a fund’s holdings in an underlying security against a substantial decline in market value.  Such protection, of course, only provided during the life of the put option when a fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  By using put options in this manner, a fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.  The purchase of put options also may be used by the fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.  The premium received by a fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that fund.  This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that fund.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both.  If a fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security.  There is, of course, no assurance that a fund will be able to effect a closing transaction at a favorable price.  If a fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Risks Associated with Options

There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Moreover, a fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. (See “Exchange-Traded/OTC Options”.)

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position.  If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a fund, the fund would not be able to close out the option.  If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund’s securities during the period the option was outstanding.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

The purchase of options involves certain risks. If a put option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a fund may be unable to close out a position.  Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options.  A fund will enter into an option or futures position only if there appears to be a liquid secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time.  Thus, it may not be possible to close out a futures or related option position.  In the case of a futures position, in the event of adverse price movements a fund would continue to be required to make daily margin payments.  In this situation, if the fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so.  In addition, a fund may be required to take or make delivery of the securities underlying the futures contracts it holds.  The inability to close out futures positions also could have an adverse impact on a fund’s ability to hedge its portfolio effectively.

Covered Call Options:

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a fund may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a fund may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A fund may write a call or put option only if the option is “covered” or “secured” by a fund holding a position in the underlying securities.  This means that so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, a fund may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if a fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  A fund may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same fund.

Exchange-Traded/OTC Options:

A fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  Transactions by a fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the fund, no assurance exists that the fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a fund may be unable to liquidate an OTC option. With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because a fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund’s ability to sell fund securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options:

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a fund may purchase put options on the foreign currency.  If the value of the currency does decline, a fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by a fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and a fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, a fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  A fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Put and Call Options:

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. A fund will engage in trading of such derivative securities exclusively for non-speculative hedging purposes.

A fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

A fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the fund.  For a call option on an index, the option is covered if the fund maintains with its custodian assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if the fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if the fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if the fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.

If a put option is purchased, a fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a fund holds a stock which the adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a fund exercises the put, less transaction costs, is the amount by which the fund hedges against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the fund realizes on the sale of the securities.

If a put option is sold by a fund, the fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a fund has a short position in the underlying security and the security thereafter increases in price.  A fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If a fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A fund generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

If an option written by a fund expires unexercised, the fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a fund expires unexercised, the fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the fund desires.

A fund will not write call options on when-issued securities.  A fund may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

A fund may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a fund would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a fund’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a fund might occasionally not be able to close the option because of insufficient activity in the options market.

A fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium received from writing a call or put option, or paid for purchasing paid for purchasing a put or call option reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the fund. This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that fund.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option. The value of an option purchased or written is marked-to-market daily and is valued at the mean between the bid and ask price on the exchange on which it is traded or, if not traded on an exchange at the market value determined using an industry accepted model such as “Black Scholes.”

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a fund to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a fund will be able to effect a closing transaction at a favorable price.  If a fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

A fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A covered straddle consists of a call and a put written the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet a fund’s immediate obligations.  A fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Stock Index Options:

Stock index options include put and call options with respect to the S&P 500® Index and other stock indices.  These may be purchased as a hedge against changes in the values of fund securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a fund.

A fund may purchase and sell call and put options on stock indices for the same purposes as it purchases or sells options on securities. Options on stock indices are similar to options on securities, except that the exercise of stock index options requires cash payments and does not involved the actual purchase or sale of securities.

A fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  A fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier”.

A fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the adviser or a sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its fund.  When a fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  A fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A fund will receive a premium from selling a put or call option, which increases the fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a fund has sold a call option falls or remains the same, a fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund’s stock investments.  By selling a put option, a fund assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, selling covered put options on indices will increase the fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A fund may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a fund will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of the fund’s investments does not decline as anticipated, or if the value of the option does not increase, the fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the fund’s security holdings.

The purchase of call options on stock indices may be used by a fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when a fund holds un-invested cash or short-term debt instruments awaiting investment.  When purchasing call options for this purpose, a fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a fund owns.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a fund of options on a stock index depends on the adviser’s or sub-adviser’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index.  If this happens, a fund could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, a fund might be unable to exercise an option it holds, which could result in substantial losses to the fund.  A fund purchases put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Writing Options:

Covered call options are considered “covered” if a fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.  If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the fund.  If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.  A fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  A fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.

However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the fund generally offsets, in whole or in part, any loss to the fund resulting from the repurchase of a call option.

Straddles

A straddle is a combination of a put and a call option on the same underlying security and is used for hedging purposes to adjust the risk and return characteristics of a fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A straddle is “covered” when sufficient assets are deposited to meet the fund’s immediate obligations.  A fund may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a fund will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is “in the money.”

By entering into a straddle, a fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a fund will be required to sell the underlying security at a below market price.  However, loss may be offset, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Swap Transactions and Options on Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.  Forms of swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  In an interest rate cap, the cap buyer purchases protection for a floating rate move above the strike. In an interest rate floor, the floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A fund may also enter into options on swap agreements (“swap options”).  A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A fund that may engage in swaps may write (sell) and purchase put and call swap options.

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as:  (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; (ii) to protect against currency fluctuations; (iii)as a duration management technique; (iv) to protect against any increase in the price of securities a fund anticipates purchasing at a later date; or (v) or to gain exposure to certain markets in the most economical way possible.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, and in a particular foreign currency, or a basket of securities or commodities representing a particular index.

Bilateral swap agreements are two-party contracts entered into primarily by institutional investors.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts.  Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.  Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Consistent with a fund’s investment objective and general investment policies, the fund may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index.  In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the marked-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Most swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be senior securities for purposes of a fund’s investment restriction concerning senior securities.  A fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets.

A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a fund at market value.  However, the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), the fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risks Associated with Swaps

The risks associated with swaps are similar to those described herein with respect to OTC options. In connection with such transactions, a fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, a fund might be unable to obtain its expected benefit.  In addition, while a fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party at any time prior to the end of the term of the underlying agreement.  This may impair a fund’s ability to enter into other transactions at a time when doing so might be advantageous.

A fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least high quality at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal and the risk of loss with respect to such transactions is limited to the net amount of payments that a fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a fund are considered to be illiquid assets.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a fund’s repurchase agreement guidelines).  Certain restrictions imposed on a fund by the Code, the CFTC’s regulations, and the fund’s regulatory status may limit the fund’s ability to use swap agreements.

It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Depending on a fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction. Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Credit Default Swaps

A fund may enter into credit default swap agreements.  The buyer in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A fund may be either the buyer or seller in a credit default swap transaction.  If a fund is a buyer and no event of default occurs, the fund will lose its investment and recover nothing.  However, if an event of default occurs, the fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a fund receives a fixed-rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  In accordance with procedures established by the Board, if a fund is the buyer in a credit default swap transaction, no assets will be segregated, but if the fund is the seller in a credit default swap transaction, assets will be segregated in an amount equal to the full notional value of the transaction.  Credit default swap transactions involve greater risks than if a fund had invested in the reference obligation directly.

A fund may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the fund would keep the stream of payments and would have no payment obligations.  As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Interest Rate Swaps

An interest rate swap is a contract between two entities (“counterparties”) to exchange interest payments of the same currency between the parties.  In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate swap involves an agreement between a fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A fund usually enters into such transactions on a “net” basis, with the fund receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian.  If a fund enters into a swap on other than a net basis, or sells caps or floors, the fund maintains a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Securities Swaps

Securities swaps, are a technique primarily used to indirectly participate in the securities market of a country from which a fund would otherwise be precluded for lack of an established securities custody and safekeeping system. A fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security.  Thereafter, a fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms.  It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates.  A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period).  The right pursuant to a swap option must be exercised by the right holder.  The buyer of the right to a swap option is said to own a call.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a fund, and conversely, that the fund will not be able to meet its obligation to the counterparty.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder a right to purchase a predetermined number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause a fund to suffer losses that it would not otherwise sustain. Unlike convertible debt instruments or preferred stocks, warrants do not pay a fixed dividend.

Risks Associated with Investing in Warrants

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the fund’s entire investment therein).  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a fund will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC.  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If a fund were not to exercise an Index Warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.  Certain funds will normally use Index Warrants in a manner similar to their use of options on securities indices.  The risks of using Index Warrants are generally similar to those relating to the use of index options.  However, unlike most index options, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit a fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.  Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a fund’s investment policies and restrictions.

Reverse repurchase agreements are considered a form of borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to a fund’s borrowing limitations to the extent that the fund establishes and maintains liquid assets in a segregated account with the fund’s custodian (or earmark liquid assets on its records) equal to the fund’s obligations under the when-issued or delayed delivery arrangement.

Concentration

The Fund “concentrates” (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Currency Management

A fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow the fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a fund invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the fund’s investments should help increase the NAV of the fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a fund’s securities are denominated will generally lower the NAV of the fund. A fund’s adviser or sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a fund.

Forward Commitment Transactions

A fund may purchase securities on a forward commitment basis if the fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets.  A fund may realize short-term profits or losses upon such sales.

Portfolio Hedging

Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with “derivatives.”  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity.  Hedging transactions involve certain risks.  There can be no assurances that a fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although a fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the fund than if it did not hedge. If a fund does not correctly predict a hedge, it may lose money. In addition, a fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the fund to hold a security it might otherwise sell.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, a fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce a fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside of the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

One form of hedging that may be utilized by a fund is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as the fund, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of a fund’s other assets.  Although a fund will enter into such contracts with the intention of acquiring securities, the fund may dispose of a commitment prior to settlement if the adviser or sub-adviser deems it appropriate to do so.  A fund may realize short-term profits or losses upon the sale of forward commitments.

A fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the fund’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, a fund’s derivative investments may also be used for non-hedging purposes — to protect the fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

Repurchase Agreements

A fund may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which a sub-adviser has determined to be a comparable creditworthiness.  Repurchase agreements may be considered to be loans by a fund for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.  Pursuant to such repurchase agreements, a fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon date and price.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the underlying fund security. In either case, the income to a fund is unrelated to the interest rate on U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, a fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a fund’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, a fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a fund will have the right to liquidate the securities.  If, at the time a fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the fund.  A fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements.  For example, a fund only enters into repurchase agreements after its adviser or sub-adviser has determined that the seller is creditworthy, and the adviser or sub-adviser monitors the seller’s creditworthiness on an ongoing basis.  Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A fund may not enter into a repurchase agreement having more than seven (7) days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that fund’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, a fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  A fund may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a fund.  A fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the fund’s adviser or sub-adviser acting subject to the Board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a fund could realize upon disposition.  If institutional trading in restricted securities were to decline to limited levels, the liquidity of a fund could be adversely affected. A fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

When registration is required before the securities may be resold, a considerable period of time may elapse between a fund’s decision to dispose of these securities and the time when a fund is able to dispose of them, during which time the value of the securities could decline.  The expenses of registering restricted securities (excluding securities that may be resold pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a fund.  A fund may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by the fund at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a fund in good faith pursuant to procedures adopted by the Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a fund’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

A fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

Reverse Repurchase Agreements and Dollar Roll Transactions

A fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System held by the fund with an agreement that the fund will repurchase the securities on an agreed date, price, and interest payment.

This process involves the lending of specific securities to pre-approved counterparties, broker dealers, and the receipt of cash in return for a set period of time, generally for a term of thirty to sixty days.  By convention, 102% worth of securities is placed as collateral with the counterparty; however, this may vary depending on the type of collateral employed.  More volatile securities may require higher collateral.  A fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other fund investments during unfavorable market conditions or when dollar roll transactions become uneconomic.  Reverse repurchase agreements alleviate the need to liquidate the short-term assets associated with the proceeds of dollar roll transactions.  The liquidation of carefully tailored short-term securities component of the fund is not cost-effective for shareholders; moreover, the reconstruction of that short-term component at a later date is also not cost-effective.  At the time it enters into a reverse repurchase agreement, a fund may place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to a percentage of a fund’s total assets as outlined in the fund’s Prospectuses.  Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint.  However, a fund may segregate its assets to cover the commitment under a reverse repurchase agreement, dollar roll transaction, or any other transactions that may give rise to “senior security,” as defined by the 1940 Act; as a result, the fund will not be subject to the 300% asset coverage requirement. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of fund securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance returns and manage prepayment risks a fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FHLMC, and FNMA.  In a dollar roll transaction, a fund sells a mortgage security held by the fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price.  The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a fund exceeding the yield on the sold security.  When a fund enters into a dollar roll transaction, cash and/or liquid assets of the fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the fund, but only securities which are substantially identical.  To be considered substantially identical, the securities returned to a fund generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy good delivery requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and be subject to a fund’s overall limitations on investments in illiquid securities.

Risks of Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreements involve the possible risk that the value of portfolio securities a fund relinquishes may decline below the price the fund must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a fund’s outstanding shares.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a fund depends upon the costs of the agreements (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the fund’s NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a fund’s yield in the manner described above; however, such transactions also increase a fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

A fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities do not exceed the percentage set forth in the fund’s Prospectuses.  No lending may be made with any companies affiliated with the adviser.

These loans earn income for a fund and are collateralized by cash, securities or letters of credit. A fund might experience a loss if the financial institution defaults on the loan. A fund seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  A fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  A fund will not have the right to vote any securities having voting rights during the existence of the loan, but a fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by a fund would be invested in high quality, short-term money market instruments.  A fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the fund represent not more than one-third of the value of its total assets.

The borrower at all times during the loan must maintain with the fund cash or cash equivalent collateral or provide to the fund an irrevocable letter of credit equal in value to at least 102% of the value of the domestic securities loaned and 105% of the value of the foreign securities loaned on a daily basis.

Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a fund must terminate the loan and vote the securities. Alternatively, a fund may enter into an arrangement that ensures that it can vote the proxy even when the borrower continues to hold the securities.

During the time securities are on loan, the borrower pays a fund any interest paid on such securities, and the fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of a fund or the borrower at any time.  A fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending securities, the securities may not be available to a fund on a timely basis and the fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks.  When a fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  A fund could incur losses in connection with the investment of such collateral.

Segregated Accounts

When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time a fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made.  A fund will enter into a when-issued transaction for the purpose of acquiring securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a fund commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of a fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.  A fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the fund may sell these securities before the settlement date if deemed an advisable investment strategy.  In these cases, a fund may realize a capital gain or loss.

When a fund engages in when-issued, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, a fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation).  Depending on market conditions, a fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, a fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

Investing in short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes:    (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending an adviser’s or sub-adviser’s determination to do so within the investment guidelines and policies of a fund; (iii) to permit a fund to meet redemption requests; and (iv) to take a temporary defensive position.  A fund for which the investment objective is capital appreciation may also invest in such securities if the fund’s assets are insufficient for effective investment in equities.

Although it is expected that a fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a fund may invest include:  (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt instruments; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits, and bankers’ acceptances; and (v) repurchase agreements.  A fund will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. Shareholders will be provided at least sixty (60) days’ prior written notice of any change to the Fund’s non-fundamental investment objective.

Fundamental Investment Restrictions

The Fund has adopted the following investment restriction as  fundamental policies, which means they cannot be changed without the approval of the holders of a  majority of the Fund’s outstanding voting securities.  The term “majority” is defined in the 1940 Act as the lesser of:  (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the Fund’s outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

Voya Real Estate Fund

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  However, the Fund intends to conduct its operations so as to qualify as a RIC for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed at least annually to shareholders.

As a matter of fundamental policy, the Fund may not:

1.                                      acquire more than 10% of the voting securities of any one issuer;

2.                                      make loans if as a result, more than 33 and 1/3% of its total assets would be lent to other parties, except that the Fund may: (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend its securities;

3.                                      purchase securities of other investment companies except as permitted by the 1940 Act  and the rules and regulations thereunder;

4.                                      act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security;

5.                                      purchase or sell real estate, except that the Fund may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business;

6.                                      issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund’s total assets, all borrowings shall be repaid before the Fund makes additional investments.  The term “senior security” shall not include any temporary borrowings that do not exceed 5% of the value of the Fund’s total assets at the time the Fund makes such temporary borrowing.  In addition, the investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowing or senior securities.  This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders;

7.                                      purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (a) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (b) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts;

8.                                      make short sales of securities, maintain a short position, or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions; or

9.                                      invest in companies for the purpose of exercising control.

The following investment limitation of the Fund is non-fundamental and may be changed by the Fund’s Board without shareholder approval:

1.                                      the Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act

The Fund has also adopted the following non-fundamental investment policies as required by Rule 35d-1 under the 1940 Act to invest at least 80% of the assets of the Fund (plus borrowings for investment purposes) in securities that are consistent with the Fund’s name.

Under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. REITs and real estate companies.  This non-fundamental policy may be changed by the Fund’s Board upon at least 60 days’ notice to Fund shareholders.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

PORTFOLIO TURNOVER

The Fund may sell a portfolio investment soon after its acquisition if the Fund’s adviser or sub-adviser believes that such a disposition is consistent with the Fund’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A change in securities held in the portfolio of the Fund’s portfolio is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  The Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Fund.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which must ultimately be borne by the Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

The Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.

DISCLOSURE OF THE FUND’S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., the Fund will post the quarter-ending June 30 holdings on July 31).  The Fund may also post its complete or partial portfolio holdings on its website as of a specified date. The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

The Fund also compiles a list composed of its ten largest (“Top Ten”) holdings.  This information is produced monthly, and is made available on Voya’s website on the tenth day of each month. The Top Ten holdings information shall be as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute the Fund’s shares, and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with the Fund’s portfolio holdings schedule.  The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on Voya’s website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so.  Unless otherwise noted below, a Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided.  Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

•                  to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Fund regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from the Fund than is posted on the Fund’s website);

•                  to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund;

•                  to service providers, on a daily basis, in connection with their providing services benefiting the Fund such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action services providers;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios.  The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s adviser, sub-adviser, principal underwriter, or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other.  Such Policies authorize the Fund’s administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund’s shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser(s), principal underwriter, and their affiliates.

The Board has authorized the senior officers of the Fund’s administrator to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund’s administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for the Voya family of funds Line of Credit	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department.  All waivers and exceptions involving the Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUST

The business and affairs of the Fund is managed under the direction of the Fund’s Board according to the applicable laws of the State of Massachusetts.  The Board governs the Fund and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

Set forth in the table below is information about each Trustee of the Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	164	DSM/Dentaquest, Boston MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014 – Present. January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	164	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	164	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013 – Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	164	None.
Peter S. Drotch 7337 East Doubletree Ranch Road Suite 100	Trustee	November 2007 –Present	Retired.	164	First Marblehead Corporation (September 2003- Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee
Scottsdale, Arizona 85258 Age: 72
J. Michael Earley 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 – Present	Retired.	164	None.
Russell H. Jones 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 – Present	Retired.	164	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 – Present	Retired.	164	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	164	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	164	None.
Roger B. Vincent 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	164	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee
Trustee who is an “Interested Person:”
Shaun P. Mathews (3) 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	164

Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) (December 2005 – Present) and Voya Investments Distributer, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 – Present).

(1)             Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee who is not an “interested person,” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73.  A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or  otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)             For the purpose of this table “Fund Complex” means the Voya family of funds including the following investment companies:  Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2014.

(3)             Mr. Mathews is deemed to be an “interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

Information Regarding Officers of the Trust

Set forth in the table below is information for each Officer of the Trust:

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002 – Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012); and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	February 2002 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 – Present

Senior Vice President, Voya Investments, LLC (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years
Julius A. Drelick, III 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 – Present

Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present). Formerly, Vice President – Platform Product Management and Project Management, Voya Investments, LLC (April 2007 – June 2012).

Robert Terris 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 – Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 – Present

Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 – Present); Director of Compliance, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 – Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 – Present

Vice President – Platform Product Management and Project Management, Voya Investments LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly, Managing Paralegal, Registration Statements (June 2003 – July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 – Present

Senior Vice President and Chief Counsel, Voya Investment Management – Voya Family of Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Voya Family of Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Voya Family of Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).

(1)                                     The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

The Board of Trustees

The Trust and the Fund is governed by the Trust’s Board, which oversees the Trust’s business and affairs.  The Board delegates the day-to-day management of the Trust and the Fund to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services.  The Voya entities that render services to the Fund do so pursuant to contracts that have been approved by the Board.  The Trustees are experienced executives who, among other duties, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

The Board Leadership Structure and Related Matters

Effective May 21, 2013, the membership of the Boards of Directors/Trustees overseeing the funds in the Voya family of funds were consolidated (the “Consolidation”) so that the same members serve on each board in the Voya family of funds.  The Board is now comprised of twelve (12) members, eleven (11) of whom are independent or disinterested persons, which means that they are not “interested persons” of the funds in the Voya family of funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  Prior to May 21, 2013, the Board was composed of ten (10) members, eight (8) of whom were Independent Trustees.

The Trust is one of 24 registered investment companies (with a combined total of approximately 164 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s/trust’s Board of Directors or Board of Trustees.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently John V. Boyer, serves as the Chairman of the Board of the Trust.  The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, Officers of the Trust, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust.  The designation of an individual as the Chairman does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section.  Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two-day period and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meetings.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things, (i) meeting with the independent registered public accounting firm of the Company to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of six (6) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002.  The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held six (6) meetings during the fiscal year ended May 31, 2013.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer and Jones. Mr. Jones currently serves as Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held six (6) meetings during the fiscal year ended May 31, 2013.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Fund).  The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

As of January 23, 2014, the Contracts Committee currently consists of all eleven (11) of the Independent Trustees of the Board: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Obermeyer, and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Committee.  Prior to January 23, 2014, the Contracts Committee (the “Prior Contracts Committee”) was made up of eight (8) Independent Trustees and met regularly seven (7) times per year and held special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Prior Contracts Committee held nine (9) meetings during the fiscal year ended May 31, 2013.  It is expected that the Contracts Committee will also meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee.  The Contracts Sub-Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Sub-Committee.  The Contracts Sub-Committee was newly established on January 23, 2014 and did not meet during the fiscal year ended May 31, 2013.  It is expected that the Contracts Sub-Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees.  The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”).  Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds.  The Fund is monitored by the Joint IRC. Each committee is described below:

The Joint IRC currently consists of eleven (11) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”).  The following Trustees serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Mathews, Obermeyer, and Vincent.  Mr. Obermeyer currently serves as Chairperson of the Joint IRC.  The Joint IRC was newly established on January 23, 2014 and did not meet during the fiscal year ended May 31, 2013.  Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC.  It is expected that the Joint IRC will meet regularly six (6) times per year.

The DE IRC currently consists of six (6) Independent Trustees.  The following Trustees serve as members of the DE IRC: Ms. Baldwin, and Messrs. Boyer, Drotch, Jones, Obermeyer, and Vincent.  Ms. Baldwin currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended May 31, 2013.

The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Trustee.  The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Earley, Kenny, and Matthews.  Ms. Chadwick currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended May 31, 2013.

The DE IRC and the I/B/F IRC held seven (7) joint meetings during the fiscal year ended May 31, 2013.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee: Ms. Baldwin and Messrs. Boyer, Drotch, Jones, and Kenny.  Mr. Kenny currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Committee held one (1) meetings during the fiscal year ended May 31, 2013.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund.  In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Fund.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund.  In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and its investment adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers.  Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, not one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of view; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee.  That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years.  Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  She also has served as the Chairperson of the Board’s DE IRC since January 23, 2014 and, prior to that, as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005.  He also has served as the Chairperson of the Trust’s Board of Trustees since January 22, 2014 and, prior to that, as the Chairperson of the Trust’s I/B/F IRC since 2006.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds.  He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005).  Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006.  She also has served as the Chairperson of the Trust’s I/B/F IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s DE IRC since 2007.  Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business.  Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since 1998.  Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  Mr. Drotch is also a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Director of the University of Connecticut Foundation, Inc., and a member of the General Counsel of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002.  He also has served as the Chairperson of the Trust’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2002).  Mr. Earley holds a B.B.A and a J.D. from the University of Iowa.

Russell H. Jones has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since December 2007.  He has also served as Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005.  He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005).  Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present).  Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since 2003.  He has also served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999.  Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006.  She also has served as the Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007, and January 23, 2014, respectively.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 — May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002.  He also previously served as the Chairperson of the Board of Trustees from 2007 — January 21, 2014 and, prior to that, as the Chairperson of the Contracts Committee and the DE IRC.  Mr. Vincent retired in 2011 as President of Springwell Corporation (a corporate finance firm) where he had worked since 1989.  He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006).  He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and member of the bank’ senior executive partnership.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002).  Mr. Vincent is a member of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”).  For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Trustees were required to beneficially own must have been equal to at least $100,000.  On May 22, 2014, the Board amended the Ownership Policy (the “Amended Ownership Policy”) to increase the initial value of investments that a Trustee must own in the Voya family of funds to $230,000.  Pursuant to the Amended Ownership Policy, the Trustees will be required to beneficially own at least $230,000 of investments in the Voya fmily of funds within a reasonable period of time.  The Ownership Policy provides that a new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Trustee.  A decline in the value of any fund’s investments in the Voya family of funds will not cause a Trustee to have to make any additional investments under this Ownership Policy. As of December 31, 2013, all Independent Trustees were in compliance with this Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.

Trustees’ Fund Equity Ownership Positions

The following table sets forth information regarding each Trustee’s ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all funds in the Voya family of funds overseen by the Trustees for the calendar year ended December 31, 2013.

	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Voya family of
Name of Trustee	Voya Real Estate Fund	funds
Independent Trustees
Colleen D. Baldwin	None	Over $100,000(1)
John V. Boyer	None	Over $100,000 $50,001 - $100,000(1)
Patricia W. Chadwick	None	Over $100,000
Albert E. DePrince, Jr.	None	Over $100,000(1)
Peter S. Drotch	None	Over $100,000
J. Michael Earley	None	Over $100,000
Russell H. Jones	None	Over $100,000(1)
Patrick W. Kenny	None	Over $100,000 Over $100,000(1)
Joseph E. Obermeyer	None	Over $100,000(1)
Sheryl K. Pressler	None	Over $100,000(1)
Roger B. Vincent	None	Over $100,000 Over $100,000(1)
Trustees who are “Interested Persons”
Shaun P. Mathews	$50,001 - $100,000	Over $100,000 Over $100,000(1)

(1)  Held in a Deferred Compensation Account and/or a 401(k) acount.

Independent Trustee Ownership of Securities of the Adviser, Underwriter and Their Affiliates

The following table sets forth information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Fund’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund (not including RICs) as of December 31, 2013.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may, from time to time, designate other meetings as subject to compensation.

Effective January 1, 2014, the Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Jones, Kenny, and Obermeyer as Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2014, the Fund paid each Trustee who was not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, received an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, each received an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses.  The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliates for which the Trustees serve in common as Trustees.

Future Compensation Payment

Certain future payment arrangements were in place prior to the Consolidation.  More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs.  Jones, and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Fund’s investment adviser regarding compensation of the Trustees by the Fund and other funds managed by the adviser and its affiliates for the fiscal year ended May 31, 2013.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Fund or any other funds managed by the adviser or its affiliates.

Name of Trustee	Voya Real Estate Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and the Voya family of funds Paid to Trustees
Colleen D. Baldwin(3)	$4,328	N/A	N/A	$307,500	(1)
John V. Boyer(3)	$4,369	N/A	N/A	$312,500	(1)
Patricia W. Chadwick	$4,632	N/A	N/A	$312,500	(1)
Peter S. Drotch	$3,941	N/A	N/A	$282,500	(1)
Albert E. DePrince, Jr.	$378	N/A	N/A	$284,231	(2)
J. Michael Earley	$4,292	N/A	N/A	$307,500	(1)
Martin J. Gavin(3)(5)	$378	N/A	N/A	$232,850	(2)
Russell H. Jones	$378	N/A	N/A	$244,328	(2)
Patrick W. Kenny(3)	$4,294	N/A	N/A	$307,500	(1)
Shaun P. Mathews(4)	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$378	N/A	N/A	$275,330	(2)
Sheryl K. Pressler	$4,852	N/A	N/A	$347,500	(1)
Roger B. Vincent	$5,062	N/A	N/A	$362,500	(1)

(1)         Represents compensation from:  (1) for the period of May 21, 2013 to May 31, 2013, 179 funds (total funds in the Fund Complex as of May 31, 2013) and:  (2) for the priod of June 1, 2012 to May 20, 2013, 145 funds overseen by the Board member prior to consolidation.

(2)         Represents compenationsation from: (1) for the period of May 21, 2013 to May 31, 2013, 179 funds (total funds in the Fund Complex, as of May 31, 2013); and (2) for the period of June 1, 2012 to May 20, 2013 34 funds overseen by the Board member prior to consolidation.

(3)         During the fiscal year ended May 31, 2013:  Ms. Baldwin and Messrs. Gavin and Obermeyer deferred $50,000, $103,966 and $25,041, respectively, of their compensation from the Fund Complex; and (2) Messrs. Boyer and Kenny deferred $20,000 and $74,958, respectively, of their compensation from the Fund Complex.

(4)         Mr. Mathews is an “interested person,” as defined in the 1940 Act, of the Trust because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

(5)         Mr. Gavin resigned as a Trustee, effective September 30, 2013.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund.  A control person may have a significant impact on any shareholder vote of a fund.

As of June 16, 2014, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s outstanding shares.

As of June 16, 2014, to the knowledge of management, no person owned beneficially, or of- record, more than 5% of the outstanding shares of any class of the Fund addressed herein except as set forth below. The Trust has no knowledge as to whether all or any portion of the shares owned of-record are also owned beneficially.

As of June 16, 2014, Class R6 shares of the Fund had not commenced operations.

Fund	Address	Class	Percentage of Class	Percentage of Fund
Voya Real Estate Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	6.13%	4.51%
Voya Real Estate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class A	10.32%	7.55%
Voya Real Estate Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class A	19.36%	9.68%
Voya Real Estate Fund	ING National Trust One Orange Way Windsor, CT 06095	Class A	5.75%	6.31%
Voya Real Estate Fund	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class A	26.87%	6.39%
Voya Real Estate Fund	National Financial Services LLC. For Excl Benefit of Our Customers Attn: Mutual Funds Dept 499 Washington Blvd Fl. 5 Jersey City, NJ 07310	Class B	9.55%	6.98%
Voya Real Estate Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	18.91%	4.51%
Voya Real Estate Fund	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class B	9.90%	2.51%
Voya Real Estate Fund	National Financial Services LLC. For Excl Benefit of Our Customers	Class C	5.01%	6.98%

Fund	Address	Class	Percentage of Class	Percentage of Fund
	Attn: Mutual Funds Dept 499 Washington Blvd Fl. 5 Jersey City, NJ 07310
Voya Real Estate Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	8.92%	4.51%
Voya Real Estate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class C	23.65%	7.55%
Voya Real Estate Fund	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class C	16.99%	2.51%
Voya Real Estate Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	18.69%	9.68%
Voya Real Estate Fund	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	5.35%	0.34%
Voya Real Estate Fund	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 9785 Towne Centre Drive San Diego, CA 92121-1968	Class C	5.12%	1.06%
Voya Real Estate Fund	National Financial Services LLC. FBO Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	Class I	5.99%	6.98%
Voya Real Estate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class I	7.58%	7.55%
Voya Real Estate Fund	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	8.15%	9.68%
Voya Real Estate Fund	ING National Trust FBO The ING Plans One Orange Way Windsor, CT 06095	Class I	5.48%	6.31%
Voya Real Estate Fund	Wells Fargo Bank NA Omnibus Cash/Cash PO Box 1533 Minneapolis, MN 55480	Class I	32.90%	22.16%
Voya Real Estate Fund	Charles Schwab & CO INC Special Custody ACCT for Benefit of Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Class I	11.27%	9.94%
Voya Real Estate Fund	Capital One ShareBuilder Inc For the Sole Benefit of its Customers	Class O	97.25%	2.85%

Fund	Address	Class	Percentage of Class	Percentage of Fund
	ATTN Bob Miller Head of Broker/OPPS 83 S King ST STE 700 Seattle, WA 98104-3852
Voya Real Estate Fund	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	Class R	40.25%	7.55%
Voya Real Estate Fund	Mid Atlantic Trust Co. FBO Envelopments Inc. 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place Ste 525 Pittsburgh, PA 15222	Class R	8.45%	0.13%
Voya Real Estate Fund	DCGT AS TTEE and/or CUST FBO PLIC Various Retirment Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	Class R	8.99%	0.15%
Voya Real Estate Fund	National Financial Services LLC. FBO Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	Class W	21.04%	6.98%
Voya Real Estate Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	18.11%	4.51%
Voya Real Estate Fund	Charles Schwab & CO INC Special Custody ACCT for Benefit of Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Class W	25.99%	9.94%

CODE OF ETHICS

The Fund, the adviser, the sub-adviser, and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, officers of the Fund, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of the Fund shares.  The Code of Ethics also allows trades to be made in securities that may be held by the Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.  Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Trust’s Administrator and to report all transactions on a regular basis.  The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.  Information about these codes of ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address:  www.publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities.  The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Fund’s proxy voting procedures and guidelines.  A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the adviser, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through Voya’s website (www.voyainvestments.com) or by accessing the SEC’s EDGAR database at www.sec.gov.

ADVISER

The adviser for the Fund is Voya Investments, LLC (“Adviser” or “Voya Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles.  The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Fund’s portfolio, subject to delegation of certain responsibilities to another investment adviser, CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”).  The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (NYSE: VOYA).  Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.  As of the date of this SAI, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  The principal executive offices of Voya Financial, Inc. are located at 230 Park Avenue, New York, New York 10169 and the principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. The Adviser’s principal executive offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

The Adviser serves pursuant to an investment management agreement (the “Investment Advisory Agreement”) between Voya Investments and the Trust, on behalf of the Fund.  The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund.  Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) the Adviser has delegated certain management responsibilities to the Sub-Adviser for the Fund.  The Adviser oversees the investment management of the Sub-Adviser for the Fund.

The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund, and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities.  The Adviser also provides investment research and analysis.  The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

Pursuant to the Investment Advisory Agreement on behalf of the Fund, subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by the Fund including, without limitation, brokerage commissions, legal, auditing, taxes or governmental fees, networking servicing costs, fund accounting servicing costs, fulfillment servicing costs, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for state, insurance premiums on property or personnel (including Officers and Trustees if available) of the series which insure to each series benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other Board approved expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

After an initial term of two (2) years, the Investment Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by:  (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and by a vote of at least a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement is terminable without penalty by a vote of the Board or by a vote of the majority of the of the Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party.  The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Approval of the Investment Advisory Agreement

For information regarding the basis for the Board’s November 2012 approval of the investment advisory relationship, please refer to the Fund’s semi-annual shareholder report dated November 30, 2012. For information regarding the basis for the Board’s January 2013 approval of the investment advisory relationship in connection with the IPO, please refer to the Fund’s annual shareholder report dated May 31, 2013.

ING Groep Restructuring

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining controlling ownership interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing Investment Advisory and Sub-Advisory Agreements under which the Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements, as applicable, prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements.  This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in Voya Financial, Inc. circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser.  For its services, the Fund pays the Adviser, as expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund	Annual Investment Management Fee
Voya Real Estate Fund	0.70% of the Fund’s average daily net assets.

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement with the Fund pursuant to which the Adviser and the Sub-Adviser, as applicable, have agreed to waive or limit their fees.  In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund, which exclude interest, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Sub-Adviser do not exceed the following expense limitations:

Fund	Class R6
Voya Real Estate Fund	0.86%

The Fund may, at a later date, reimburse the Adviser for advisory fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if after such reimbursement, the Fund’s expense ratios do not exceed the percentages described above.  The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreements.

The Expense Limitation Agreement provides that the expense limitation shall continue through at least October 1, 2015. The expense limitation agreement is contractual and, after the initial term, shall renew automatically for one-year terms unless: (i) the Adviser provides 90 days written notice of its termination and such termination is approved by the Board of Trustees; or (ii) the Investment Advisory Agreement has been terminated. The Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to Voya Investments at its principal place of business within ninety (90) days of the end of the then-current term for the Fund.

Total Advisory Fees Paid by the Fund

During the fiscal years ended May 31, 2013, 2012, and 2011 the Fund paid to the Adviser the following investment advisory fees.

	May 31
Fund	2013	2012	2011
Voya Real Estate Fund	$8,066,636	$5,816,590	$4,536,014

SUB-ADVISER

The Investment Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Fund, and shall monitor the Sub-Adviser’s investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions.  The Adviser has engaged the services of the Sub-Adviser to provide sub-advisory services to the Fund.  The Adviser and the Sub-Adviser have entered into a sub-advisory agreement which was approved by the Trustees and by the shareholders of the Fund.

The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates.  The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by:  (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Independent Trustees by a vote case in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement is terminable without penalty with not less than sixty (60) days’ written notice by the Board or by a vote of the majority of the Fund’s outstanding voting securities, at any time by (i) the Trustees; (ii) the Adviser; or (iii) the shareholders of the Fund upon 60 days’ prior written notice.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Approval of the Sub-Advisory Agreement

For information regarding the basis for the Board’s November 2012 approval of the investment sub-advisory relationship, please refer to the Fund’s semi-annual shareholder report dated November 30, 2012. For information regarding the basis for the Board’s January 2013 approval of the investment sub-advisory relationship in connection with the IPO, please refer to the Fund’s annual shareholder report dated May 31, 2013.

Sub-Advisory Agreement

Pursuant to a Sub-Advisory Agreement dated May 13, 2013 between Voya Investments and CBRE Clarion, CBRE Clarion serves as sub-adviser to Voya Real Estate Fund.  In this capacity, CBRE Clarion, subject to the supervision and control of Voya Investments and the Trustees of the Fund, manages the Fund’s portfolio of investments in a manner consistent with the Fund’s investment objective and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  Located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, CBRE Clarion is in the business of providing investment advice to institutional and individual clients.  CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc.

Sub-Advisory Fees

The following table sets forth, expressed as an annual rate, the monthly fee paid by the Adviser to the Sub-Adviser of the Fund’s average daily net assets managed during the month:

Fund	Annual Sub-Advisory Fee
Voya Real Estate Fund

0.70% of the net assets of the Fund’s predecessor Fund (CRA Realty Shares Fund);

0.70% of additional assets raised subsequent to Voya Investments becoming the Fund’s Adviser and generated through non-retail consultants; and

0.35% of additional assets raised subsequent to Voya Investments becoming the Fund’s Adviser and not generated through non-retail consultants.

Total Sub-Advisory Fees Paid

The following table sets forth the sub-advisory fees paid by the Adviser for the fiscal years ended May 31, 2013, 2012, and 2011.

	May 31
Fund	2013	2012	2011
Voya Real Estate Fund	$4,523,231	$3,209,556	$1,658,794

PORTFOLIO MANAGERS

Sub-Adviser: CBRE Clarion

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of May 31, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(2)	Total Assets
T. Ritson Ferguson	16	$12,875,891,666	38	$5,774,411,790	71	$5,809,321,763
Joseph P. Smith	16	$12,875,891,666	36	$5,702,165,727	70	$5,000,971,036

(1)                                 4 of these accounts, with total assets of $224,444,456 have an advisory fee based on the performance of the accounts.

(2)                                 7 of these accounts, with total assets of $2,118,192,812 have an advisory fee based on the performance of the accounts.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Fund, owns a minority interest in CBRE Clarion.  Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside.  Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage.  Performance is quantified through a proprietary “scorecard” graded by the CEO and CIOs.  In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers.  These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Ownership of Securities

The following table shows the dollar range of shares of Real Estate Fund owned by each portfolio manager as of May 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
T. Ritson Ferguson	Over $100,000
Joseph P. Smith	$50,001 - $100,000

PRINCIPAL UNDERWRITER

Shares of the Fund are offered on a continuous basis.  The Trust has entered into a distribution agreement with Voya Investments Distributor, LLC (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Fund.  The Distributor is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and an affiliate of Voya Investments.  The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

As principal underwriter for the Fund, the Distributor has agreed to use its best efforts to distribute the shares of the Fund, although it is not obligated to sell any particular amount of shares.  The Distributor shall be responsible for all expenses of providing distribution services including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

The Trust shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement.

The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of holders of a majority of the Fund’s shares, and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of holders of a majority of the Fund’s shares without the payment of any penalty.

Total Distribution Expenses

Because Class R6 shares of the Fund had not commenced operations as of the date of this SAI, no distribution costs were paid with respect to Class R6 shares of the Fund for the fiscal year ended May 31, 2013.

EXPENSES

The Fund’s assets may decrease or increase within the Fund’s fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser. Certain expenses of the Fund are generally allocated to the Fund, and each class of the Fund, in proportion to its pro rata average net assets’, provided that expenses that are specific to a class of the Fund may be charged directly to that class in accordance with the Trust’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. Certain operating expenses shared by several funds are generally allocated amongst those Funds based on average net assets.

ADMINISTRATOR

Voya Funds Services, LLC (“Administrator”), an affiliate of the Adviser, serves as Administrator for the Fund pursuant to an administration agreement between the Trust and the Administrator (“Administration Agreement”).  The Administrator is a wholly-owned subsidiary of Voya Financial, Inc. and the immediate parent company of the Adviser. Its principal place of business is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the properly conduct the Fund’s business, except for those services performed by Adviser under the Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time.  The Administrator acts as a liaison among these service providers to the Fund.  The Administrator also furnishes the Fund with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Fund.  These services include preparation of annual and other reports to shareholders and to the SEC.  The Administrator also handles the filing of federal, state and local income tax returns for the Fund not being furnished by other service providers. The Administrator is also responsible for monitoring the Fund’s compliance with applicable legal requirements and with the investment policies and restrictions.

According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses assumed by the Trust under the Administration Agreement, including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.

The Administration Agreement will remain in effect from year-to-year if approved annually by a majority of the Trustees.

The Administration Agreement may be terminated by the Board on behalf of the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

Administrative Service Fees

The Administrator receives an annual administrative service fees of 0.10% of the Fund’s average daily net assets.

Total Administrative Service Fees Paid

The following table sets forth the administrative service fees paid by the Fund to the Administrator for the fiscal years ended May 31, 2013, 2012, and 2011.

	May 31,
Fund	2013	2012	2011
Voya Real Estate Fund	$1,152,364	$830,928	$647,995

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286, serves as custodian of the Fund.  The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund.  The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.  For portfolio securities that are purchased and held outside the United States, The Bank of New York Mellon has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Independent Registered Public Accounting Firm

KPMG LLP serves as an independent registered public accounting firm for the Fund.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Legal matters for the Trust are passed upon by Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Fund.

PORTFOLIO TRANSACTIONS

The Adviser or the Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Board, the Adviser or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Sub-Adviser resigns or the Adviser otherwise assumes day to day management of the Fund pursuant to its Investment Advisory Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are affected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis when, in the Adviser’s or the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or the Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Select Broker-Dealers

The Adviser or the Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or the Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Fund’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund.  These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or the Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Fund, the Adviser or the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, as amended, the Adviser or the Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients.   The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or the Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or the Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser or the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Benefits to the Adviser or the Sub-Adviser - Research products and services provided to the Adviser or the Sub-Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or the Sub-Adviser in connection with the Fund or any of the funds in the Voya family of funds.  Some of these products and services are also available to the Adviser or the Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Fund.  The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or the Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the SEC and the FINRA.  Under these rules, the Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Fund when selecting a broker-dealer for Fund portfolio transactions, and neither the Fund nor the Adviser or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares.  The Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in sub-advisers, investment personnel and reorganizations or mergers of the Fund may result in the sale of a significant portion or even all of the Fund’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the Fund.  The Fund, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Fund’s Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  The Sub-Adviser may use different methods of allocating the results aggregated trades.  The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Fund participated are subject to periodic review by the Board.  To the extent the Fund seeks to acquire (or dispose of) the same security at the same time as other funds, the Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  However, over time, the Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

Brokerage commissions paid by the Fund for the fiscal years ended May 31, 2013, 2012, and 2011 are as follows:

	May 31,
Fund	2013		2012		2011
Voya Real Estate Fund	$782,113	(1)	$764,159	(1)	$483,201

(1)  The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.

For the fiscal years ended May 31, 2013, 2012, and 2011, the Fund did not use affiliated brokers to execute portfolio transactions.

During the fiscal year ended May 31, 2013, the Fund did not acquire securities of its regular brokers dealers (as defined in Rule 10b-1 under the 1940 Act) or its parent company.

PURCHASE AND REDEMPTION OF SHARES

Purchases and exchanges should be made for investment purposes only.  The Fund reserves the right to reject any specific purchase or exchange request.  In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

Purchases

A complete description of the manner in which Class R6 shares of the Fund may be purchased, redeemed, or exchanged appears in the Prospectus under “How to Buy shares,” “How to Sell Shares,” and “How to Exchange Shares,” respectively.

Shares of the Fund are offered at the NAV next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund’s Transfer Agent. An investor may exchange shares of the Fund for shares of the same class of any Voya fund.

Certain brokers or other designated intermediaries such as third-party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund.  The Distributor/a Fund will be deemed to have received such an order when the broker or the designee has accepted the order.  Customer orders are priced at the NAV next computed after such acceptance.  Such orders may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund’s investment policies and restrictions.  These transactions only will be effected if Voya Investments or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.  The Trust reserves the right to amend or terminate this practice at any time.

Redemptions

Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practical for the Fund to determine fairly the value of its net assets; or (ii) for such other period as the SEC may permit by rule or by order for the protection of the Fund’s shareholders.  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash.  However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days prior written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a value of less than the requirements, other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum allowed and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed.  This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Exchanges

The following conditions must be met for all exchanges of the Fund:  (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account 30 days prior to the exchange; and (iv) a properly executed exchange request has been received by the Transfer Agent.

The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares.  Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form.  The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders.  Such notice will be given at least sixty (60) days in advance.  It is the policy of Voya Investment Management to discourage and prevent frequent trading by shareholders of the Fund in response to market fluctuations.  Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, Voya Investment Management reserves the right to reject any exchange request.

SHAREHOLDER INFORMATION

Certificates representing shares of the Fund will not be issued to shareholders.  The Transfer Agent will maintain an account for each shareholder under which the registration and transfer of shares are recorded and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (known as redemption-in-kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.  Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

For investors purchasing shares of the Fund under a tax-qualified individual retirement account or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder.  Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year.  Shareholders may rely on these statements in lieu of certificates.

Services and Privileges

If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Voya fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund’s then-current Prospectuses.

Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. The Trust reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

Additional Information

The Fund’s Transfer Agent will maintain your account information.  Account statements will be sent at least quarterly.  An IRS Form 1099 generally will also be sent each year by January 31.  Annual and semi-annual reports will also be sent to shareholders.  The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter.  All accounts identified by the same social security number and address will be consolidated.  For example, you could receive a consolidated statement showing your individual and IRA accounts.

NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of the Fund’s shares will be determined once daily as of Market Close on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading.

Portfolio securities listed or traded on a national securities exchange will be valued at the official closing price when available, or for certain markets, the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC  market will be valued at the mean between the last reported bid and asked prices on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investment in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.  (See “How Shares are Priced” section in the Prospectus.)  The long-term debt obligations held in the Fund’s portfolio will be valued using independent third party vendors.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or, if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets.  Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.  In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV.  In such a case, the Fund will use the fair value of such securities determined under the Fund’s valuation procedures.  Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Listed Options on securities are valued at the mean between the bid and ask of the exchange where they trade. Listed Options on currencies, futures, and other financial instruments purchased by the Fund are valued at the close reported by the exchange where they trade.  If an option does not trade on a particular day, the bid price will be used if the Fund is long in the option and the ask price will be used if the Fund is short in the option. If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as “Black Scholes.” Options that are traded OTC will be valued using and industry accepted model such as “Black Scholes.”

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result rounded to the nearest cent, is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders.  This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund.  This discussion is based on the Code, U.S. Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.  In addition, future legislative, administrative changes, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described herein.  Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in the Fund.

Qualification as a Regulated Investment Company

The Fund intends to qualify annually as a RIC under provisions of Subchapter M of the Code.  To so qualify and to be taxed as a RIC, the Fund must, among other things:  (a) derive at least 90% of its gross income each taxable year from: (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities, or currencies; or (ii) net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RIC) of any one issuer or the securities (other than the securities of other RICs), of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Fund. The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net realized capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) which it distributes to its shareholders.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax.  To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction, or as qualified dividends for individual shareholders) which are taxable to shareholders as ordinary income or as qualifying dividends eligible for a reduced rate of tax as discussed below.  If the Fund fails to qualify as a RIC in any taxable year, it would not be required to make distributions to its shareholders and it would have to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Cost Basis Reporting

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”).  If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing or electronically, another cost basis reporting methodology.

The available methods for reporting your cost basis include those set out in the chart below:

ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first.
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption.

You may elect which method you want to use by notifying the Fund in writing or electronically. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s).  The default method will also be applied to all new accounts established unless otherwise requested by you.

If you acquire and hold shares through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration.  Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years, subject to certain limitations.  Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows as of May 31, 2013:

Fund	Amount	Expiration Date
Voya Real Estate Fund(1)	$(48,044,858)	2017

(1)         As of the Fund’s tax year ended December 31, 2012.

Dividends and Distributions

Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares.  Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction and, as discussed herein, also may be eligible for federal income taxation at long-term capital gains rates in the case of individual shareholders, to the extent attributable to the Fund’s qualified dividend income from certain corporations, and if other applicable requirements are met including, in the case of corporate dividends-received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the Fund does not expect to derive a material amount of dividend income from U.S. corporations.  Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction.

Distributions derived from net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder.  Any gain recognized by the Fund from the sale or other disposition of a capital asset held for one year or less will be taxed as ordinary income.

Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for noncorporate (i.e. individuals, trusts, and estates) taxpayers of either 15% or 20%, depending on whether such taxpayer’s income exceeds certain threshold amounts, on long-term capital gains from sales and on certain qualifying dividends on corporate stock.  The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends derived by the Fund that would be eligible for the lower maximum rate. A portion of the Fund’s dividends that is attributable to qualified dividend income and designated as such will constitute qualified dividend income in the hands of a noncorporate shareholder as long as the noncorporate shareholder has owned the Fund’s shares for at least 61 days during a 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during a 181-day period beginning 90 days before such date). Distributions from the Fund’s securities lending transactions as well as investments in bonds and other debt instruments will not generally qualify for the lower rates.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stocks are readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the NAV of the Fund’s shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount and Market Discount

Certain debt instruments acquired by the Fund may be treated as debt instruments that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a debt instrument was issued and its stated redemption price at maturity.  Although no cash income is actually received by the Fund, original issue discount that accrues on a debt instrument in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt instruments may be purchased by the Fund at a discount which exceeds the original issue discount on such debt instruments, if any.  This additional discount represents market discount for federal income tax purposes.  The gain realized on the disposition of any taxable debt instrument having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt instrument.  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which such Fund owns an interest in such debt instrument and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt instrument that has accrued but has not previously been included in income.  In general the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt instrument is held by the Fund at a constant rate over the time remaining to the debt instrument’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt instruments denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies (“PFICs”)

The Fund may invest in stocks of foreign companies that are classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income, or 75% or more of its gross income is passive income.  Under the PFIC rules, an “excess distribution” received with respect to PFIC stocks is treated as having been realized ratably over the period during which the Fund held the PFIC stocks. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders.  Excess distributions include any gain from the sale of PFIC stock as well as certain other distributions from a PFIC.  All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  Alternatively, another election may be available that involves marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates as presented under the Code) with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any marked-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net marked-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stocks.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to certain limitations.  It is not expected that the Fund will be able to make the election.  If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income.

Options, Hedging Transactions and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and OTC options on debt instruments is generally governed by Section 1234 of the Code.  Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Fund may invest are “section 1256 contracts.”  Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property.  Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.  Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund’s taxable year, if certain conditions are met.

Certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a “qualified dividend,” to instead be taxed as the rate of tax applicable to ordinary income.

Requirements relating to the Fund’s tax status as a RIC may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

If the Fund sells short “against the box,”  unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale.  Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short.  In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio.  However, the constructive sale rule alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions.”  Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.  Future U.S. Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax.  The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.  When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment company’s fees and expenses.

Sale or Other Disposition of Shares

Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) with the same shares or substantially identical securities within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of the Fund’s shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares.  This prohibition generally applies where: (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the 91st day after the date on which it was acquired; (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock; and (iv) the subsequently purchased shares are acquired no later than January 31st of the following calendar year. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially.  Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right.  This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax  (“backup withholding”) from dividends paid, capital gain distributions, and reportable redemption proceeds to shareholders if: (i) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Fund may require; (ii) the IRS notifies the shareholder or the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect; (iii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates generally applicable to U.S. citizens or domestic corporations and an additional branch profits tax may apply if the recipient foreign shareholder is classified as a corporation for U.S. federal income tax purposes.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds as well as certain capital gain dividends distributed  to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and, any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is typically referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled.  The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity”.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from either qualified net interest income or qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this withholding tax exemption.

Also, foreign shareholders may be subject to U.S. estate taxes with respect to their Fund shares.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local, and foreign taxes.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders.  Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

Reinvestment of Distributions

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the Fund at the then current NAV.  The Fund’s management believes that most investors desire to take advantage of this privilege.  It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder.  A shareholder may elect, at any time, to have subsequent dividends and/or distributions paid in cash by writing to the Fund or the Transfer Agent.  In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his  name and to reinvest them in full and fractional shares of the Fund at the applicable NAV in effect at the close of business on the reinvestment date.

General Information

Capitalization

The authorized capital of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.01 each.

Voting Rights

Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable.  Shares have no preemptive rights.  All shares have equal voting, dividend and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shareholders may, in accordance with the Fund’s charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.  Meetings of the shareholders will be called upon written request of shareholders holding, in the aggregate, not less than 10% of the outstanding shares of the Fund or class having voting rights.  Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successors Trustees.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  The Board may create additional series (or classes of series) of shares without shareholder approval.  Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees by written notice to shareholders of such series or class.  Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

Other Information

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision of the management or policies of the Trust by any governmental agency.  The Prospectuses and this SAI omit certain of the information contained in each Registration Statement filed by the Trust with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of their progress through annual and semi-annual shareholder reports showing Fund composition, statistical data, and any other significant data, including financial statement audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of the Fund ends on May 31.  The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL STATEMENTS

The financial statements from the Fund’s May 31, 2013 annual shareholder report and the Fund’s November 30, 2013, semi-annual shareholder report are incorporated herein by reference. Copies of the Fund’s  annual and unaudited semi-annual shareholder reports, may be obtained without charge by contacting Voya Investment Management at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, (800) 992-0180.

Appendix A — Description of Corporate Bond Ratings

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

Appendix B — Proxy Voting Procedures

VOYA FAMILY OF FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  May 1, 2014

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	8
EXHIBIT 1 — List of Voya funds		9
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		10
I.	Introduction	10
II.	Roles and Responsibilities	10
III.	Voting Procedures	14
IV.	Assessment of the Agent and Conflicts of Interest	15
V.	Reporting and Record Retention	17
APPENDIX 1 — Proxy Group		18
EXHIBIT 3 — Proxy Voting Guidelines of the Voya funds		19
I.	Introduction	19
II.	Guidelines	19
General Policies		19
1.	The Board of Directors	20
2.	Proxy Contests	28
3.	Auditors	28
4.	Proxy Contest Defenses	28
5.	Tender Offer Defenses	29
6.	Miscellaneous	31
7.	Capital Structure	33
8.	Executive and Director Compensation	35
9.	State of Incorporation	39
10.	Mergers and Corporate Restructurings	40
11.	Mutual Fund Proxies	40
12.	Social and Environmental Issues	41
13.	Global Proxies	42

i

I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the Voya family of funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III. below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Boards.  These Procedures and Guidelines may be amended only by the Boards.  The Boards shall review these Procedures and Guidelines at their discretion, and make any revisions thereto as deemed appropriate by the Boards.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines and, where applicable, to make determinations on behalf of a Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Boards hereby delegate to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

1

Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Boards may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as they deem appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the Voya funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines, except as described in Section VII.A. below with respect to vote reporting requirements, but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds (or portfolios or series thereof) set forth on Exhibit 1 attached hereto.  This means that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

A.                                    If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal; and

B.                                    If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any Voya fund (an “Investing Fund”) that, while not a Fund-of-Funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the Feeder Fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in Section VII.A. below with respect to vote reporting requirements, Feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Boards hereby approve such procedures.  All material changes to the Adviser Procedures must be approved by the Boards or the Compliance Committees prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as he/she deems appropriate, subject to ratification by the Boards or the Compliance Committees at their next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereinafter shall have the same meaning as defined in the Adviser Procedures (Exhibit 2).

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

In the event a Proxy Group member believes he/she has a potential conflict of interest that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Proxy Group member shall so advise the Proxy Coordinator.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.) on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest (as such term is defined in Section V.B.3. below) exists with respect to the Proxy Group member.  If recusal, whether voluntary or pursuant to a finding of Counsel, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination shall be subject to the Compliance Committee referral process described in Section V.B.3. below.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be materially conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in Sections V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation; where applicable, Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group participating in the voting process and each Investment Professional participating in the voting process complete a Conflicts Report.

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As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent, the Advisers, the Funds’ principal underwriters (“Underwriters”), or an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) of the Funds, their investment advisers, or principal underwriters (hereinafter, “Affiliate”).  Such potential conflicts of interest are identified by the Proxy Coordinator based upon information periodically provided by the Agent; analyses of client, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.  The Proxy Coordinator gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Coordinator, and the Advisers rely upon the accuracy of the information received from such parties.  Such potential conflicts of interest shall be documented as deemed appropriate by Counsel, e.g., on a consolidated basis rather than individual Conflicts Reports.  Upon Counsel’s finding that a conflict of interest exists that could unduly influence vote recommendation(s) (a “material conflict of interest”) with respect to the Agent, the Advisers, Underwriters, or Affiliates, the participating members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the relevant proxy.

If Counsel determines that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, or Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s), generally through the Committee Chair, and forward all information relevant to the Committee’s review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines; the recommendation of the Agent, where applicable; the recommendation of the Investment Professional(s), where applicable; any resources used by the Proxy Group in arriving at its recommendation; the Conflicts Report and/or any other written materials establishing whether a conflict of interest exists; and findings of Counsel).

If Counsel determines that there does not appear to be a material conflict of interest with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no material conflict of interest appears to be present.  The Proxy Group members shall not be required to complete a Conflicts Report in connection with such votes.

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4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Proxy Coordinator, Agent, Proxy Group, and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds, except as noted below, to vote Within Guidelines, except that Counsel may permit the Proxy Group to abstain from voting any proposal(s) subject to the material conflict, provided such abstention does not have the same effect as an “against” vote and therefore has no effect on the outcome of the vote.  If the Agent’s recommendation is deemed by Counsel to be materially conflicted on a matter, no action shall be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as deemed appropriate by Counsel with respect to the nature of the Agent’s material conflict.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel

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has determined that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or its Underwriters or Affiliates or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Committee Chair and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.            Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Series will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the Voya funds’ website.  The proxy voting record for each Fund and each Sub-Adviser-Voted Series will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If any Feeder Fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III. above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

B.            Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of Voya funds

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST(4)

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(4)   Sub-Adviser-Voted Series:  VY Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

Voya Investments, LLC

and

Directed Services LLC

I.                                        Introduction

Voya Investments, LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the Voya family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of Voya Investments, LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the Voya family of funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively, the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ Affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no material conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ Affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

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A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote, except that tie votes shall be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from as many absent members as may reasonably be accomplished and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.  In the event a tie vote cannot be timely resolved in this manner in connection with a voting deadline, or in the event that the vote remains a tie, the Proxy Coordinator shall follow the procedures established by a Fund’s Board for resolving a material conflict of interest.  In the event a tie vote cannot be timely resolved in this manner, the Proxy Coordinator shall follow the procedures established by a Fund’s Board to address a failure to timely meet quorum requirements.  A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes shall be observed.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be materially conflicted as provided for herein, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

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For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for herein, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Investment Professionals shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

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III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is

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indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable; Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group or, where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

IV.                               Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

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Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of Voya Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address potential conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendation(s).  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or, where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Guidelines or, where applicable, the Agent, has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known relationships of either a business or personal nature not previously assessed by Counsel, which may include communications with respect to the referral item, but

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excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Effective as of May 1, 2014

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EXHIBIT 3 — Proxy Voting Guidelines of the Voya funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

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is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

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individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                      If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not

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demonstrated an adequate level of responsiveness.

(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a

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shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the vesting period is too short, performance period being measured is too short, or the packages lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

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(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                     If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the

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company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Generally, when the Agent recommends withholding support from any nominee due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will generally be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman

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and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

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2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

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Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for

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shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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6.                                      Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.  Generally, vote AGAINST shareholder proposals, unless significant or multiple corporate governance concerns have been identified.  Generally, vote FOR management proposals also supported by the Agent.

Majority Voting Standard

Generally, vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.  Generally, vote FOR amendments to corporate documents or other actions in furtherance of a majority standard.  (See also Section 11. Mutual Fund Proxies.)

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Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from a proposal for which support has become moot (e.g., an incentive grant to a person no longer employed by the company.)

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

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7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or  relevant Investment Professional(s).

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Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except

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that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control or results in a change in control but does not terminate the employment relationship).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

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Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

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Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Consider on a CASE-BY-CASE basis proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control.  Generally vote FOR management proposals, unless evidence exists of abuse in historical compensation practices.  Generally vote AGAINST shareholder proposals regarding the treatment of equity if the change in control cash severance provisions are double-triggered and the company has provided a reasonable rationale regarding the treatment of equity.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Consider on a CASE-BY-CASE basis any parachute arrangement proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.  Generally vote FOR such proposals, unless:  (1) the total payout to the named executive officers is deemed excessive versus the transaction equity value of the merger, (2) the single-triggered component of the payout is excessive versus the total payout, or (3) the arrangements contain an overly liberal change in control definition.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

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401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a (1) potential takeover defense or (2) significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

•                  Majority Voting Proposals

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals

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seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

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Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category.  If the Agent opposes audit committee members because fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the remuneration or

43

nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally supporting nominees or slates of nominees unless:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to

45

effect a “protest vote,” (2) a candidate will generally not be supported if the candidate’s agenda is not in line with the long-term best interests of the company, and (3) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

For Japanese issuers, generally, follow the Agent’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

48

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

49

(4)                     Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

50

Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

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when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals,

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including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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VOYA EQUITY TRUST

PART C:  OTHER INFORMATION

ITEM 28.		EXHIBITS

(a)	(1)

Amended and Restated Declaration of Trust for Voya Equity Trust (formerly, ING Equity Trust) dated February 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on September 30, 2003 and incorporated herein by reference.

	(2)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated April 21, 2003 (ING Principal Protection Fund VIII) — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

	(3)

Certificate of Amendment of Declaration of Trust and Redesignation of Series effective June 2, 2003 (Name change for ING Research Enhanced Index Fund) — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement filed on Form N-1A on January 9, 2004 and incorporated herein by reference.

	(4)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated November 1, 2003 (ING Principal Protection Fund IX) — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement filed on Form N-1A on January 9, 2004 and incorporated herein by reference.

	(5)

Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated January 20, 2004 (ING Principal Protection Fund X) — Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement filed on Form N-1A on April 5, 2004 and incorporated herein by reference.

	(6)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective November 11, 2003 (ING LargeCap Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2004 and incorporated herein by reference.

	(7)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective November 11, 2003 (ING Principal Protection Fund VIII and ING Disciplined LargeCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on April 5, 2004 and incorporated herein by reference.

	(8)

Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated February 25, 2004 (ING Principal Protection Fund XI) — Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on May 7, 2004 and incorporated herein by reference.

	(9)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective June 15, 2004 (Class O shares of ING Financial Services Fund and ING Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on June 14, 2004 and incorporated herein by reference.

	(10)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective August 25, 2003 (ING Principal Protection Fund VII — abolition of Class Q shares) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s

1

Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(11)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective September 2, 2003 (ING Principal Protection Fund V — abolition of Class Q shares) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(12)

Abolition of Series of Shares of Beneficial Interest dated October 16, 2003 (abolishment of ING Large Company Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(13)

Abolition of Series of Shares of Beneficial Interest dated April 17, 2004 (abolishment of ING Growth Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(14)

Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated September 2, 2004 (ING Principal Protection Fund XII) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(15)

Plan of Liquidation and Dissolution of Series (ING Tax Efficient Equity Fund) dated September 3, 2004 — Filed as an exhibit to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on November 12, 2004 and incorporated herein by reference.

(16)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective January 31, 2005 (ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(17)

Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated January 17, 2005 (ING Principal Protection Fund XIII) — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(18)

Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated February 1, 2005 (ING Principal Protection Fund XIV) — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(19)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective April 29, 2005 (Class I shares of ING MidCap Value Choice and ING SmallCap Value Choice Funds) — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2005 and incorporated herein by reference.

(20)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective December 12, 2005 (ING Fundamental Research Fund and ING Opportunistic LargeCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

2

(21)

Abolition of Series of Shares of Beneficial Interest (ING Equity and Bond Fund) dated March 30, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(22)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective June 6, 2006 (abolition of Class Q shares of ING Principal Protection Fund II, III and VI) — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(23)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective October 12, 2006 (redesignation of ING Principal Protection Fund to ING Index Plus LargeCap Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on October 10, 2006 and incorporated herein by reference.

(24)

Abolition of Series of Shares of Beneficial Interest dated October 24, 2006 (ING Convertible Fund) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(25)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective December 15, 2006 (redesignation of ING MidCap Value Choice Fund to ING Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(26)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective February 1, 2007 (ING Principal Protection Fund II into ING Index Plus LargeCap Equity Fund II) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(27)

Abolition of Series of Shares of Beneficial Interest dated March 12, 2007 (ING Disciplined LargeCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(28)

Abolition of Series of Shares of Beneficial Interest dated May 30, 2007 (ING MidCap Value Fund and ING SmallCap Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(29)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective June 6, 2007 (ING Principal Protection Fund III into ING Index Plus LargeCap Equity Fund III) — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(30)

Abolition of Series of Shares of Beneficial Interest dated October 19, 2004 (ING Tax Efficient Equity Fund) — Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(31)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective October 9, 2007 (Redesignation of ING Principal Protection Fund IV to ING Index Plus LargeCap Equity Fund IV) — Filed as an exhibit to Post-Effective Amendment No. 83 on October 4, 2007 and incorporated herein by reference.

(32)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective November 19, 2007 (ING Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A

3

filed on December 3, 2007 and incorporated herein by reference.

(33)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share (Class W Shares), effective November 19, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(34)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective January 23, 2008 (Redesignation of ING Principal Protection Fund V to ING Index Plus LargeCap Equity Fund V) — Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on January 22, 2008 and incorporated herein by reference.

(35)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective April 23, 2008 (Redesignation of ING Principal Protection Fund VI to ING Index Plus LargeCap Equity Fund VI) — Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement to Form N-1A filed on April 23, 2008 and incorporated herein by reference.

(36)

Amendment Establishment and Designation of Series and Classes of Beneficial Interest , Par Value $0.01 Per Share, effective May 30, 2008 (Class O Shares for ING MidCap Opportunities Fund and ING Value Choice) — Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(37)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective June 27, 2008 (Redesignation of ING Principal Protection Fund VII to ING Index Plus LargeCap Equity Fund VII) — Filed as an Exhibit to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement to Form N-1A filed on June 23, 2008 and incorporated herein by reference.

(38)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective December 23, 2008 (Redesignation of ING Principal Protection Fund VIII to ING Index Plus LargeCap Equity Fund VIII) — Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement to Form N-1A filed on December 18, 2008 and incorporated herein by reference.

(39)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective April 22, 2009 (Redesignation of ING Principal Protection Fund IX to ING Index Plus LargeCap Equity Fund IX) — Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement to Form N-1A filed on April 15, 2009 and incorporated herein by reference.

(40)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective June 1, 2009 (Class W for ING Equity Dividend Fund and ING MidCap Opportunities Fund) - Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2009 and incorporated herein by reference.

(41)

Plan of Liquidation and Dissolution of Series for ING Index Plus LargeCap Equity Fund VIII, effective July 13, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed on August 14, 2009 and incorporated herein by reference.

(42)

Plan of Liquidation and Dissolution of Series for ING Index Plus LargeCap Equity Fund IX, effective July 13, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed on August 14, 2009 and incorporated herein by reference.

(43)	Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective August 17, 2009 (Redesignation of ING Principal Protection Fund X to ING Index Plus LargeCap Equity

4

Fund X) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(44)

Abolition of Series of Shares of Beneficial Interest dated September 14, 2009 (ING Index Plus LargeCap Equity Fund VIII and ING Index Plus LargeCap Equity Fund IX) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(45)

Amended Certificate of Declaration of Trust and Redesignation of Series, effective September 30, 2009 (Class W shares for ING Growth Opportunities Fund ) — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2009 and incorporated herein by reference.

(46)

Certificate of Amendment of Declaration of Trust, effective November 20, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(47)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective December 7, 2009 (abolishment of Class Q shares of ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING Real Estate Fund and ING SmallCap Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(48)

Abolition of Series of shares of Beneficial Interest dated February 8, 2010 (ING SmallCap Value Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(49)

Abolition of Series of Shares of Beneficial Interest dated March 25, 2010 (ING Principal Protection Fund XIII and ING Principal Protection Fund XIV) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(50)

Plan of Liquidation and Dissolution of Series for ING Index Plus LargeCap Equity Fund X, effective September 14, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(51)

Plan of Liquidation and Dissolution of Series for ING Principal Protection Fund XI, effective September 14, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(52)

Plan of Liquidation and Dissolution of Series for ING Principal Protection Fund XII, effective September 10, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(53)

Plan of Recapitalization of Class Q shares as Class W shares for ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, and ING SmallCap Opportunities Fund, effective September 10, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

5

(54)

Abolition of Series of Shares of Beneficial Interest dated June 28, 2010 (ING Index Plus LargeCap Equity Fund X and ING Principal Protection Fund XI) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(55)

Abolition of Series of Shares of Beneficial Interest dated August 23, 2010 (ING Opportunistic LargeCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2010 and incorporated herein by reference.

(56)

Abolition of Series of Shares of Beneficial Interest dated January 2, 2011 (ING Index Plus LargeCap Equity Fund X and ING Principal Protection Fund XI) — Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(57)

Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective July 1, 2011 (Class R Shares for ING Equity Divided Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, and ING Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(58)

Amended Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective July 1, 2011 (Class R Shares of ING Growth Opportunities Fund and ING SmallCap Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(59)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective July 15, 2011 (Class I Shares of ING Mid Cap Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2011 and incorporated herein by reference.

(60)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective May 18, 2012 (ING Equity Dividend Fund into ING Large Cap Value Fund) — Filed as an exhibit to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement Form on N-1A filed on July 27, 2012 and incorporated herein by reference.

(61)

Amended Establishment and Designation of Series and Classes of Beneficial Interest, Par Value $0.01 Per Share, effective January 9, 2013 (Class O shares of ING Large Cap Value Fund)— Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement Form on N-1A filed on January 25, 2013 and incorporated herein by reference.

(62)

Amended Certificate of Establishment and Designation of Series and Classes of Beneficial Interest, Par Value $0.01 Per Share, effective May 22, 2013 (Class R6 shares of ING SmallCap Opportunities Fund)— Filed as an exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement Form on N-1A filed on May 31, 2013 and incorporated herein by reference.

(63)

Amended Establishment and Designation of Series and Classes of Beneficial Interest, Par Value $0.01 Per Share, effective May 22, 2013 (Class R6 shares of ING Large Cap Value Fund and ING MidCap Opportunities Fund)— Filed as an exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement Form on N-1A filed on May 31, 2013 and incorporated herein by reference.

(64)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective December 17, 2007 (Redesignation of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s

6

		Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(65)

Abolition of Series of Shares of Beneficial Interest dated September 29, 2008 (ING LargeCap Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(66)

Abolition of Series of Shares of Beneficial Interest dated November 10, 2008 (ING Index Plus LargeCap Equity Funds I-VII) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(67)

Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective January 26, 2009 (Redesignation of ING LargeCap Growth Fund to ING Growth Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(68)

Abolition of Series of Shares of Beneficial Interest dated February 9, 2009 (ING Financial Services Fund and ING Fundamental Research Fund) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(69)

Abolition of Series of Shares of Beneficial Interest dated January 3, 2011 (ING Principal Protection Fund XII) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(70)

Abolition of Series of Shares of Beneficial Interest dated July 15, 2013 (ING Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(71)

Certificate of Amendment of Amended and Restated Declaration of Trust and Redesignation of Series, effective May 1, 2014 (Redesignation of the Trust to Voya Equity Trust of ING Growth Opportunities Fund to Voya Growth Opportunities Fund, of ING Large Cap Value Fund to Voya Large Cap Value Fund, of ING MidCap Opportunities Fund to Voya MidCap Opportunities Fund, of ING Mid Cap Value Fund to Voya Multi-Manager Mid Cap Value Fund, of ING Real Estate Fund to Voya Real Estate Fund and of ING SmallCap Opportunities Fund to Voya SmallCap Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(72)	Amended Establishment and Designation of Series and Classes of Beneficial Interest, Par Value $0.01 Per Share, dated May 22, 2014 (Class R6 shares of Voya Real Estate Fund) — Filed herein.

(b)	(1)	By-Laws dated June 12, 1998 — Filed as an Exhibit to the Registrant’s initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.

	(2)

Amendment to the By-Laws of the Pilgrim Equity Trust dated July 26, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(c)	Not applicable.

(d)	(1)	Investment Management Agreement dated May 13, 2013, between Voya Investments, LLC (formerly, ING Investments, LLC) and Voya Equity Trust — Filed as an Exhibit to Post-Effective

7

Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(2)

Investment Management Agreement dated May 13, 2013, between Voya Investments, LLC and Voya Equity Trust with respect to Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(3)

Sub-Advisory Agreement dated May 13, 2013 between Voya Investments, LLC and Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(4)

Sub-Advisory Agreement dated May 13, 2013 between Voya Investments, LLC and CBRE Clarion Securities LLC — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(5)

Sub-Advisory Agreement dated May 13, 2013 between Voya Investments, LLC and RBC Global Asset Management (U.S.) Inc. — Filed as an exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement Form on N-1A filed on May 31, 2013 and incorporated herein by reference.

(6)

Sub-Advisory Agreement dated May 13, 2013, between Voya Investments, LLC and Wellington Management Company, LLP — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(7)

Expense Limitation Agreement, effective May 13, 2013, between Voya Investments, LLC, Voya Equity Trust, and CBRE Clarion Securities LLC — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(i)	Amended Schedule A effective June 30, 2014 to the Expense Limitation Agreement between Voya Investments, LLC, Voya Equity Trust and CBRE Clarion Securities LLC — Filed herein.

(8)

Expense Limitation Agreement between Voya Equity Trust and Voya Investments, LLC effective May 13, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(i)

Amended Schedule A dated October 1, 2013 to the Expense Limitation Agreement between Voya Equity Trust and Voya Investments, LLC effective May 13, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(ii)

Fee Waiver Letter dated October 1, 2013, between Voya Investments, LLC, and Voya Equity Trust for Class A, Class B, Class C, Class I, Class R and Class W shares of Voya Large Cap Value Fund, effective October 1, 2013 through the period ending October 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(iii)	Fee Waiver Letter dated October 1, 2013, between Voya Investments, LLC and Voya Equity Trust for Class O shares of Voya Large Cap Value Fund, effective October 1, 2013

8

through the period ending October 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

		(iv)

Expense Limitation Recoupments letter, between Voya Investments, LLC, and Voya Equity Trust for Voya MidCap Opportunities Fund and Voya SmallCap Opportunities Fund, effective October 1, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

		(v)

Letter Agreement dated January 1, 2014 between Voya Investments, LLC and Voya Equity Trust for Voya Large Cap Value Fund, effective January 1, 2014 through October 1, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(9)

Expense Limitation Agreement between Voya Investments, LLC, Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) and Voya Equity Trust, effective May 1, 2013, with respect to Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

		(i)

Amended Schedule A dated May 30, 2014 to the Expense Limitation Agreement, effective May 13, 2013, between Voya Investments, LLC, Voya Investments Distributor, LLC and Voya Equity Trust with respect to Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

		(ii)

Fee Waiver Letter dated October 1, 2013 between Voya Equity Trust and Voya Investments, LLC for Voya Growth Opportunities Fund, effective October 1, 2013 through the period ending October 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

		(iii)

Fee Waiver Letter between Voya Equity Trust and Voya Investments, LLC for Class R shares of Voya Growth Opportunities Fund, effective May 30, 2014 through the period ending October 1, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(e)	(1)

Underwriting Agreement, dated May 13, 2013, between Voya Equity Trust and Voya Investments Distributor, LLC — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(2)

Underwriting Agreement dated May 13, 2013 between Voya Equity Trust and Voya Investments Distributor, LLC with respect to Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(f)	Not applicable.

(g)	(1)

Custody Agreement dated January 6, 2003 between Voya Equity Trust and the Bank of New York Mellon (formerly, Bank of New York) — Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2004 and incorporated herein by reference.

9

(i)

Amended Exhibit A dated February 28, 2014 to the Custody Agreement between Voya Equity Trust and the Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(2)

Foreign Custody Manager Agreement dated January 6, 2003 between Voya Equity Trust and the Bank of New York Mellon (formerly, Bank of New York) — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 28, 2014 to the Foreign Custody Manager Agreement between Voya Equity Trust and the Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(ii)

Amended Schedule 2, effective June 4, 2008, to the Foreign Custody Manager Agreement with the Bank of New York Mellon— Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 29, 2008 and incorporated herein by reference.

(3)

Securities Lending Agreement and Guaranty dated August 7, 2003 between each Investment Company listed in Exhibit A and the Bank of New York Mellon (formerly, Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on September 30, 2003 and incorporated herein by reference.

(i)

Amended Exhibit A dated March 28, 2013 with respect to the Securities Lending Agreement and Guaranty between Voya Equity Trust and Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement Form on N-1A filed on May 31, 2013 and incorporated herein by reference.

(4)

The Bank of New York Cash Reserve Agreement dated March 31, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 28, 2014 to the Bank of New York Cash Reserve Agreement between Voya Equity Trust and Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(h)	(1)

Transfer Agency Services Agreement dated February 25, 2009 by and between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Equity Trust. — Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2009 and incorporated herein by reference.

(i)

Amended Exhibit A dated March 28, 2013 with respect to the Transfer Agency Services Agreement dated February 25, 2009 by and between BNY Mellon Investment Servicing (US) Inc. and Voya Equity Trust — Filed as an exhibit to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement Form on N-1A filed on May 31, 2013 and incorporated herein by reference.

(ii)

Amendment to Transfer Agency Services Agreement dated February 8, 2011 between BNY Mellon Investment Servicing (US) Inc. and Voya Equity Trust — Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

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(2)

Fund Accounting Agreement dated January 6, 2003 between Voya Equity Trust and the Bank of New York Mellon (formerly, Bank of New York) — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 28, 2014 to the Fund Accounting Agreement dated January 6, 2003 between Voya Equity Trust and the Bank of New York Mellon — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(3)

Amended and Restated Administration Agreement dated September 23, 2002, as amended and restated on March 7, 2013 between Voya Equity Trust and Voya Funds Services, LLC (formerly ING Funds Services, LLC) — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(4)

Shareholder Service Agreement made on September 23, 2002 between Voya Equity Trust and Voya Funds Services, LLC — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)

Amended Fee Schedule, adjusted August 1, 2006, with respect to the Shareholder Service Agreement between Voya Equity Trust and Voya Funds Services, LLC — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(5)

Shareholder Services Agreement made on September 1, 2004 between Voya Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) and ING Direct Securities, Inc. (Class O Shares) — Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

(i)	(1)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Financial Services Class C shares — Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on May 28, 2004 and incorporated herein by reference.

(2)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Financial Services and ING Real Estate Funds’ Class O shares — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on June 14, 2004 and incorporated herein by reference.

(3)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Principal Protection Fund XI — Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A filed on July 20, 2004 and incorporated herein by reference.

(4)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Principal Protection Fund XII — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2004 and incorporated herein by reference.

(5)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

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(6)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to Class I shares of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A on April 28, 2005 and incorporated herein by reference.

(7)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Fundamental Research Fund and ING Opportunistic LargeCap Fund — Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

(8)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Equity Dividend Fund — Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2007 and incorporated herein by reference.

(9)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to Class W shares of ING Real Estate Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING LargeCap Value Fund, ING SmallCap Value Choice Fund and ING Value Choice Fund — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(10)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Class O shares of ING MidCap Opportunities Fund and ING Value Choice Fund — Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(11)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class W shares of ING Equity Dividend Fund and ING MidCap Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2009 and incorporated herein by reference.

(12)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class W shares of ING Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2009 and incorporated herein by reference.

(13)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class R shares of ING Equity Dividend Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, and ING SmallCap Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(14)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class I shares of ING Mid Cap Value Fund — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2011 and incorporated herein by reference.

(15)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class O shares of ING Large Cap Value Fund — Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement Form on N-1A filed on January 25, 2013 and incorporated herein by reference.

(16)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class R6 shares of ING Large Cap Value Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund — Filed as an exhibit to Post-Effective Amendment No. 126 to the

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Registrant’s Registration Statement Form on N-1A filed on May 31, 2013 and incorporated herein by reference.

(17)

Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class R shares of Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(18)	Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Real Estate Fund — Filed herein.

(j)	(1)	Consent of Dechert LLP — Filed herein.

	(2)	Consent of KPMG LLP an independent registered public accounting firm — Filed herein.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)

Sixth Amended and Restated Distribution and Service Plan (Classes A, B, and C Shares) dated August 1, 1998, amended and restated November 16, 1999, May 9, 2001, November 2, 2001, August 20, 2002, April 1, 2009, and November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(i)

Amended Schedule A and Amended Schedule B, dated November 21, 2013, to the Sixth Amended and Restated Distribution and Service Plan (Classes A, B and C shares) — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

(2)

Amended and Restated Service and Distribution Plan dated November 29, 2012 with regard to Class A shares of Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(3)

Amended and Restated Service and Distribution Plan dated November 29, 2012 with regard to Class B shares of Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(4)

Amended and Restated Service and Distribution Plan dated November 29, 2012 with regard to Class C shares of Voya Growth Opportunities Fund — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(5)

Amended and Restated Shareholder Service Plan dated November 29, 2012 with regard to Class O shares — Filed as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement Form on N-1A filed on January 25, 2013 and incorporated herein by reference.

(i)

Amended Schedule A, dated November 21, 2013, to the Amended and Restated Shareholder Service Plan with regard to Class O shares — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(6)	Amended and Restated Shareholder Service and Distribution Plan dated November 29, 2012 with regard to Class R shares — Filed as an Exhibit to Post-Effective Amendment No. 129 to the

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		Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

		(i)

Fee Waiver Letter dated October 1, 2013 for the Shareholder Service and Distribution Plan with regard to Class R shares of the Voya Large Cap Value Fund, effective October 1, 2013 for the period ending October 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

		(ii)

Amended Schedule A, dated November 21, 2013, to the Amended and Restated Shareholder Service and Distribution Plan with regard to Class R shares — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference.

(n)	(1)

Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Equity Trust dated September 6, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

(o)	(1)	Not applicable.

(p)	(1)	CBRE Clarion Securities LLC Code of Ethics dated January 2014 — Filed herein.

	(2)

Code of Ethics for Voya Funds, Adviser(s) and Distributor, amended May 2014 — Filed as an Exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed on May 29, 2014 and incorporated herein by reference. .

	(3)

RBC Global Asset Management Code of Ethics effective August 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

	(4)

Wellington Management Code of Ethics dated August 1, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed on September 25, 2013 and incorporated herein by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

Section 4.3 of Registrant’s Declaration of Trust provides the following:

(a)                                 Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or Officer and against amounts paid or incurred by him in the settlement thereof; and

(ii) the word “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

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(b)                                 No indemnification shall be provided hereunder to a Trustee or Officer:

(i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of his Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d)                                 Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Section 8 of Registrant’s Administration Agreement provides for the indemnification of Registrant’s Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore,

15

unenforceable. In the event that a claim for indemnification against such liabilities (other  than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Forms ADV for CBRE Clarion Securities LLC (File No. 801-49083), Voya Investment Management Co. LLC (File No. 801-9046), RBC Global Asset Management (U.S.) Inc. (File No. 801-20303), and Wellington Management Company, LLP (File No. 801-15908).

ITEM 32.	PRINCIPAL UNDERWRITER

(a)                                Voya Investments Distributor, LLC is the principal underwriter for Voya Equity Trust, Voya Mutual Funds; Voya Funds Trust; Voya Investors Trust; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Variable Products Trust; Voya Variable Insurance Trust; Voya Balanced Portfolio, Inc.; Voya Variable Portfolios, Inc.; Voya Variable Funds; Voya Intermediate Bond Portfolio; Voya Money Market Portfolio; Voya Partners, Inc. and Voya Strategic Allocation Portfolios, Inc.

(b)                                 Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

(c)           Not applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) Voya Investments, LLC, (c) Voya Investments Distributor, LLC, (d) the Transfer Agent, (e)-(i) the Sub-Advisers, (j) the Administrator and (k)-(l) the Custodians. The address of each is as follows:

(a)	Voya Equity Trust
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, Arizona 85258

(b)	Voya Investments, LLC
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, Arizona 85258

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(c)	Voya Investments Distributor, LLC
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, Arizona 85258

(d)	BNY Mellon Investment Servicing (U.S.) Inc
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

(e)	CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

(f)	Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

(g)	Voya Funds Services, LLC
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, Arizona 85258

(h)	The Bank of New York Mellon (formerly, Bank of New York)
One Wall Street
New York, NY 10286

(i)	RBC Global Asset Management (U.S.) Inc.
100 South Fifth Street, Suite 2300
Minneapolis, MN 55402

(j)	Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

(a)                                 Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust’s outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b)                                Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual and semi-annual reports to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 133 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 133 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 27th day of June, 2014.

VOYA EQUITY TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date
		Interested Trustee and President and Chief Executive Officer	June 27, 2014
Shaun P. Mathews*
		Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	June 27, 2014
Todd Modic*
		Trustee	June 27, 2014
Colleen D. Baldwin*
		Trustee	June 27, 2014
John V. Boyer*
		Trustee	June 27, 2014
Patricia W. Chadwick*
		Trustee	June 27, 2014
Albert E. DePrince, Jr.*
		Trustee	June 27, 2014
Peter S. Drotch*
		Trustee	June 27, 2014
J. Michael Earley*
		Trustee	June 27, 2014
Russell H. Jones*
		Trustee	June 27, 2014
Patrick W. Kenny*
		Trustee	June 27, 2014
Joseph E. Obermeyer*
		Trustee	June 27, 2014
Sheryl K. Pressler*
		Trustee	June 27, 2014
Roger B. Vincent*

* By:	Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-Fact**

** Powers of Attorney for Shaun Mathews, Todd Modic and each Trustee dated May 22, 2013 were filed as an attachment to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement on May 31, 2013 and are incorporated herein by reference.

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EXHIBIT INDEX

Exhibit No.	Description
(a)(72)	Amended Establishment and Designation of Series and Classes of Beneficial Interest, Par Value $0.01 Per Share, dated May 22, 2014 (Class R6 shares of Voya Real Estate Fund)
(d)(7)(i)	Amended Schedule A effective June 30, 2014 to the Expense Limitation Agreement between Voya Investments, LLC, Voya Equity Trust and CBRE Clarion Securities LLC
(i)(18)	Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Real Estate Fund
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of KPMG LLP an independent registered public accounting firm
(p)(1)	CBRE Clarion Securities LLC Code of Ethics dated January 2014

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